SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:



[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))
[ X]  Definitive Proxy Statement

[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

              FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST
                (FORMERLY, FEDERATED SHORT-TERM MUNICIPAL TRUST)
                         INTERMEDIATE MUNICIPAL TRUST
                         MONEY MARKET OBLIGATIONS TRUST
                (Name of Registrant as Specified In Its Charter)
                           FEDERATED SERVICES COMPANY
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[   ] Fee paid previously with preliminary proxy materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
  ____________________________________________________________

      2)    Form, Schedule or Registration Statement No.:
  ____________________________________________________________

      3)    Filing Party:
  ____________________________________________________________

      4)    Date Filed:
            ____________________________________________________________











                                      - 2 -



 Federated Short-Intermediate Duration Municipal Trust
 Intermediate Municipal Trust
 Money Market Obligations Trust


PROXY STATEMENT - PLEASE VOTE!

TIME IS OF THE ESSENCE. . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUSTS' AVOID ADDITIONAL EXPENSE.

Federated Short-Intermediate Duration Municipal Trust, Intermediate Municipal Trust and Money Market Obligations Trust (each a "Trust" and collectively, the "Trusts") on behalf of their portfolios listed in the attached Proxy Statement, will hold a special meeting of shareholders on March 18, 2008. IT IS IMPORTANT FOR YOU TO VOTE ON THE ISSUE DESCRIBED IN THIS PROXY STATEMENT. We recommend that you read the Proxy Statement in its entirety; the explanation will help you to decide on the issue.

Following is an introduction to the process and the proposal.

WHY AM I BEING ASKED TO VOTE?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one included in this Proxy Statement. You have a right to vote on these changes.

WHAT IS THE ISSUE I AM BEING ASKED TO VOTE ON?
The election of five Trustees for each Trust, each to hold office for the term indicated.

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?
Each Trust is devoted to serving the needs of its shareholders, and the Board of Trustees (the "Board") of each Trust is responsible for managing each Trust's business affairs to meet those needs. The Board of each Trust represents the shareholders and can exercise all of each Trust's powers, except those reserved only for the shareholders.

Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for, understanding the complexities of the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a mutual fund's operation.

The Proxy includes a brief description of each nominee's background and current position with each Trust.

HOW DO I VOTE MY SHARES?
You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. Please note that if you:

1. do not respond at all, we may contact you by telephone to request that you cast your vote;
2. sign and return the Proxy Card without indicating a preference, your vote will be cast "for" the proposal.

You may also vote by telephone through the Voice Response Unit (VRU) or through the Internet. Please refer to your ballot for the appropriate VRU telephone number and Internet address.






WHOM DO I CALL IF I HAVE QUESTIONS ABOUT THIS PROXY STATEMENT?
Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

After careful consideration, the Board of Trustees of each Trust has unanimously approved
  this proposal.  The Board of Trustees of each Trust recommends that you read the enclosed materials
                      carefully and vote FOR the proposal.



                                PROXY STATEMENT

             FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST
                (FORMERLY, FEDERATED SHORT-TERM MUNICIPAL TRUST)
                          INTERMEDIATE MUNICIPAL TRUST
                    FEDERATED INTERMEDIATE MUNICIPAL TRUST
                        MONEY MARKET OBLIGATIONS TRUST
                          ALABAMA MUNICIPAL CASH TRUST
                          ARIZONA MUNICIPAL CASH TRUST
                        AUTOMATED CASH MANAGEMENT TRUST
                       AUTOMATED GOVERNMENT CASH RESERVES
                        AUTOMATED GOVERNMENT MONEY TRUST
                        CALIFORNIA MUNICIPAL CASH TRUST
                        CONNECTICUT MUNICIPAL CASH TRUST
                        FEDERATED CAPITAL RESERVES FUND
                       FEDERATED GOVERNMENT RESERVES FUND
                             FEDERATED MASTER TRUST
                           FEDERATED MUNICIPAL TRUST
                   FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST
                            FEDERATED TAX-FREE TRUST
                          FLORIDA MUNICIPAL CASH TRUST
                         GEORGIA MUNICIPAL CASH TRUST
                          GOVERNMENT OBLIGATIONS FUND
                    GOVERNMENT OBLIGATIONS TAX-MANAGED FUND
                   LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST
                               LIQUID CASH TRUST
                         MARYLAND MUNICIPAL CASH TRUST
                       MASSACHUSETTS MUNICIPAL CASH TRUST
                         MICHIGAN MUNICIPAL CASH TRUST
                         MINNESOTA MUNICIPAL CASH TRUST
                            MONEY MARKET MANAGEMENT
                          MUNICIPAL OBLIGATIONS FUND
                        NEW JERSEY MUNICIPAL CASH TRUST
                         NEW YORK MUNICIPAL CASH TRUST
                      NORTH CAROLINA MUNICIPAL CASH TRUST
                           OHIO MUNICIPAL CASH TRUST
                       PENNSYLVANIA MUNICIPAL CASH TRUST
                          PRIME CASH OBLIGATIONS FUND
                       PRIME MANAGEMENT OBLIGATIONS FUND
                             PRIME OBLIGATIONS FUND
                          PRIME VALUE OBLIGATIONS FUND
                           TAX-FREE INSTRUMENTS TRUST
                           TAX-FREE OBLIGATIONS FUND
                           TREASURY OBLIGATIONS FUND
                      TRUST FOR U.S. TREASURY OBLIGATIONS
                          U.S. TREASURY CASH RESERVES
                         VIRGINIA MUNICIPAL CASH TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 18, 2008


      A Special Meeting of the shareholders of Federated Short-Intermediate Municipal Trust, Intermediate Municipal Trust and Money Market Obligations Trust (each a "Trust" and collectively "Trusts"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on March 18, 2008 for the following purposes:

      (1) To elect five (5) Trustees for each Trust, each to hold office for the term indicated; and

       (2) To transact such other business as may properly come before the meeting or any adjournment thereof.


      The  Board  of  Trustees has fixed January 18, 2008 as the record date for
determination of shareholders entitled   to vote at the meeting.

                                                 By Order of the Board of
                                                 Trustees,


                                                 /s/ John W. McGonigle
                                                 John W. McGonigle
                                                 Secretary


January 28, 2008


YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               TABLE OF CONTENTS

                                                                     PAGE
  PROXIES, QUORUM AND VOTING AT THE MEETING                            7
  PROPOSAL: ELECTION OF FIVE TRUSTEES                                  7
  INFORMATION ABOUT THE TRUSTS                                         8
        ABOUT THE ELECTION OF TRUSTEES                                 8
        NOMINEES, TRUSTEES AND OFFICERS                                8
        INTERESTED NOMINEE STANDING FOR ELECTION                       9
        INDEPENDENT NOMINEES STANDING FOR ELECTION                     9
        INTERESTED TRUSTEES OF FEDERATED
         SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST.                 10
        INDEPENDENT TRUSTEES OF FEDERATED
         SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST                  11
        OFFICERS OF THE FEDERATED SHORT-
         INTERMEDIATE DURATION MUNICIPAL TRUST                        12
        INTERESTED TRUSTEES OF INTERMEDIATE MUNICIPAL TRUST           13
        INDEPENDENT TRUSTEES OF INTERMEDIATE MUNICIPAL TRUST          14
        OFFICERS OF INTERMEDIATE MUNICIPAL TRUST                      15
        INTERESTED TRUSTEES MONEY MARKET OBLIGATIONS TRUST            16
        INDEPENDENT TRUSTEES MONEY MARKET OBLIGATIONS TRUST           17
        OFFICERS OF THE MONEY MARKET OBLIGATIONS TRUST                18
        OWNERSHIP OF SHARES IN THE FUNDS                              20
        COMPENSATION OF TRUSTEES OF FEDERATED
         SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST                  30
        COMPENSATION OF TRUSTEES OF INTERMEDIATE MUNICIPAL TRUST      30
        COMPENSATION OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST    31
        COMMITTEES OF THE BOARD                                       44
        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                 47
        SHARE                                                         51
  OWNERSHIP
        OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY  56
        EXHIBIT A: FEDERATED FUNDS NOMINATING COMMITTEE CHARTER       58

             FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST
                (FORMERLY, FEDERATED SHORT-TERM MUNICIPAL TRUST)
                          INTERMEDIATE MUNICIPAL TRUST
                     FEDERATED INTERMEDIATE MUNICIPAL TRUST
                        MONEY MARKET OBLIGATIONS TRUST
                          ALABAMA MUNICIPAL CASH TRUST
                          ARIZONA MUNICIPAL CASH TRUST
                        AUTOMATED CASH MANAGEMENT TRUST
                       AUTOMATED GOVERNMENT CASH RESERVES
                        AUTOMATED GOVERNMENT MONEY TRUST
                        CALIFORNIA MUNICIPAL CASH TRUST
                        CONNECTICUT MUNICIPAL CASH TRUST
                        FEDERATED CAPITAL RESERVES FUND
                       FEDERATED GOVERNMENT RESERVES FUND
                             FEDERATED MASTER TRUST
                           FEDERATED MUNICIPAL TRUST
                   FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST
                            FEDERATED TAX-FREE TRUST
                          FLORIDA MUNICIPAL CASH TRUST
                         GEORGIA MUNICIPAL CASH TRUST
                          GOVERNMENT OBLIGATIONS FUND
                    GOVERNMENT OBLIGATIONS TAX-MANAGED FUND
                   LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST
                               LIQUID CASH TRUST
                         MARYLAND MUNICIPAL CASH TRUST
                       MASSACHUSETTS MUNICIPAL CASH TRUST
                         MICHIGAN MUNICIPAL CASH TRUST
                         MINNESOTA MUNICIPAL CASH TRUST
                            MONEY MARKET MANAGEMENT
                          MUNICIPAL OBLIGATIONS FUND
                        NEW JERSEY MUNICIPAL CASH TRUST
                         NEW YORK MUNICIPAL CASH TRUST
                      NORTH CAROLINA MUNICIPAL CASH TRUST
                           OHIO MUNICIPAL CASH TRUST
                       PENNSYLVANIA MUNICIPAL CASH TRUST
                          PRIME CASH OBLIGATIONS FUND
                       PRIME MANAGEMENT OBLIGATIONS FUND
                             PRIME OBLIGATIONS FUND
                          PRIME VALUE OBLIGATIONS FUND
                           TAX-FREE INSTRUMENTS TRUST
                           TAX-FREE OBLIGATIONS FUND
                           TREASURY OBLIGATIONS FUND
                      TRUST FOR U.S. TREASURY OBLIGATIONS
                          U.S. TREASURY CASH RESERVES
                         VIRGINIA MUNICIPAL CASH TRUST

                                PROXY STATEMENT


ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

     The enclosed proxy is solicited on behalf of the Board of Trustees (each a "Board" or collectively the "Boards") of the Federated Short-Intermediate Duration Municipal Trust, Intermediate Municipal Trust and Money Market Obligations Trust. Federated Short-Intermediate Duration Municipal Trust consists of one portfolio: Federated Short-Intermediate Duration Municipal Trust and Intermediate Municipal Trust consists of one portfolio: Federated Intermediate Municipal Trust. Money Market Obligations Trust consists of 40 portfolios: Alabama Municipal Cash Trust, Arizona Municipal Cash Trust, Automated Cash Management Trust, Automated Government Cash Reserves, Automated Government Money Trust, California Municipal Cash Trust, Connecticut Municipal Cash Trust, Federated Capital Reserves Fund, Federated Government Reserves Fund, Federated Master Trust, Federated Municipal Trust, Federated Short-Term U.S. Government Trust, Federated Tax-Free Trust, Florida Municipal Cash Trust, Georgia Municipal Cash Trust, Government Obligations Fund, Government Obligations Tax-Managed Fund, Liberty U.S. Government Money Market Trust, Liquid Cash Trust, Maryland Municipal Cash Trust, Massachusetts Municipal Cash Trust, Michigan Municipal Cash Trust, Minnesota Municipal Cash Trust, Money Market Management, Municipal Obligations Fund, New Jersey Municipal Cash Trust, New York Municipal Cash Trust, North Carolina Municipal Cash Trust, Ohio Municipal Cash Trust, Pennsylvania Municipal Cash Trust, Prime Cash Obligations Fund, Prime Management Obligations Fund, Prime Obligations Fund, Prime Value
Obligations Fund, Tax-Free Instruments Trust, Tax- Free Obligations Fund, Treasury Obligations Fund, Trust for U.S. Treasury Obligations, U.S. Treasury Cash Reserves and Virginia Municipal Cash Trust (the "Fund" and collectively the "Funds"). The proxies will be voted at the special meeting of shareholders to be held on March 18, 2008, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time) (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trusts. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form. The Trusts may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

      The purpose of the Special Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about January 29, 2008, to shareholders of record at the close of business on January 18, 2008 (the "Record Date").

On the Record Date, the Trusts had outstanding, the following number of shares of beneficial interest, respectively (the "Shares"), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding Shares consist of:

                           FUND                             NUMBER OF SHARES OF BENEFICIAL INTEREST
Federated Intermediate Municipal Trust-Institutional Shares            13,128,346 Shares
Federated Intermediate Municipal Trust-Class Y Shares                  2,477,361 Shares


                                       FUND                                        NUMBER OF SHARES OF BENEFICIAL INTEREST
Federated Short-Intermediate Duration Municipal Trust-Class A Shares                          4,050,058 Shares
Federated Short-Intermediate Duration Municipal Trust-Institutional Shares                    14,194,084 Shares
Federated Short-Intermediate Duration Municipal Trust-Institutional Service Shares            2,047,085 Shares

                                FUND                                 NUMBER OF SHARES OF BENEFICIAL INTEREST
         (ALL PORTFOLIOS OF MONEY MARKET OBLIGATIONS TRUST)
Alabama Municipal Cash Trust                                                   291,925,155 Shares
Arizona Municipal Cash Trust-Institutional Service Shares                      111,810,908 Shares
Automated Cash Management Trust-Cash II Shares                                 480,366,331 Shares
Automated Cash Management Trust-Class K Shares                                  7,898,339 Shares
Automated Cash Management Trust-Institutional Service Shares                  3,360,605,011 Shares
Automated Government Cash Reserves-Institutional Service Shares                631,675,301 Shares
Automated Government Money Trust-                                              722,298,978 Shares
California Municipal Cash Trust- Cash II Shares                                255,055,220 Shares
California Municipal Cash Trust- Cash Series Shares                            133,827,445 Shares
California Municipal Cash Trust- Institutional Capital Shares                  459,481,605 Shares
California Municipal Cash Trust- Institutional Shares                          862,936,086 Shares
California Municipal Cash Trust- Institutional Service Shares                 1,157,943,069 Shares
Connecticut Municipal Cash Trust-Cash Series Shares                             81,774,158 Shares
Connecticut Municipal Cash Trust-Institutional Service Shares                  164,002,412 Shares
Federated Capital Reserves Fund                                               10,174,517,916 Shares
Federated Government Reserves Fund                                            10,930,265,491 Shares
Federated Master Trust                                                         255,979,170 Shares
Federated Municipal Trust                                                      525,333,798 Shares
Federated Short-Term U.S. Government Trust                                     232,707,251 Shares
Federated Tax-Free Trust                                                       189,538,248 Shares
Florida Municipal Cash Trust-Cash II Shares                                     65,282,955 Shares
Florida Municipal Cash Trust-Cash Series Shares                                 98,485,695 Shares
Florida Municipal Cash Trust-Institutional Shares                              224,859,969 Shares
Georgia Municipal Cash Trust                                                   901,998,193 Shares
Government Obligations Fund-Institutional Capital Shares                      2,127,831,228 Shares
Government Obligations Fund-Institutional Shares                              17,801,999,305 Shares
Government Obligations Fund-Institutional Service Shares                      5,970,125,309 Shares
Government Obligations Fund-Trust Shares                                       270,365,034 Shares
Government Obligations Tax-Managed Fund-Institutional Shares                  4,793,819,930 Shares
Government Obligations Tax-Managed Fund-Institutional Service Shares           2,438,304,593 Shares
Liberty U.S. Government Money Market Trust-Class A Shares                      249,702,828 Shares
Liberty U.S. Government Money Market Trust-Class B Shares                       35,554,201 Shares
Liberty U.S. Government Money Market Trust-Class C Shares                       7,817,065 Shares
Liberty U.S. Government Money Market Trust-Class F Shares                        543,302 Shares

                             FUND                               NUMBER OF SHARES OF BENEFICIAL INTEREST
      (ALL PORTFOLIOS OF MONEY MARKET OBLIGATIONS TRUST)
Liquid Cash Trust                                                         110,307,806 Shares
Maryland Municipal Cash Trust                                             135,562,499 Shares
Massachusetts Municipal Cash Trust-Cash Series Shares                      44,080,947 Shares
Massachusetts Municipal Cash Trust-Institutional Service Shares           289,884,614 Shares
Michigan Municipal Cash Trust-Institutional Service Shares                266,273,110 Shares
Michigan Municipal Cash Trust-Institutional Shares                         97,193,610 Shares
Minnesota Municipal Cash Trust-Cash Series Shares                          76,606,019 Shares
Minnesota Municipal Cash Trust-Institutional Shares                       395,787,831 Shares
Money Market Management-Eagle Shares                                       52,761,444 Shares
Municipal Obligations Fund-Institutional Capital Shares                  1,216,463,674 Shares
Municipal Obligations Fund-Institutional Shares                          3,535,516,531 Shares
Municipal Obligations Fund- Institutional Service Shares                  726,694,240 Shares
New Jersey Municipal Cash Trust-Cash Series Shares                        160,582,043 Shares
New Jersey Municipal Cash Trust-Institutional Shares                      167,915,072 Shares
New Jersey Municipal Cash Trust-Institutional Service Shares              194,599,517 Shares
New York Municipal Cash Trust-Cash II Shares                              240,635,764 Shares
New York Municipal Cash Trust-Cash Series Shares                          216,348,848 Shares
New York Municipal Cash Trust-Institutional Shares                        377,371,640 Shares
New York Municipal Cash Trust-Institutional Service Shares                667,050,106 Shares
North Carolina Municipal Cash Trust                                       352,264,535 Shares
Ohio Municipal Cash Trust-Cash II Shares                                   76,925,054 Shares
Ohio Municipal Cash Trust-Institutional Shares                            140,767,260 Shares
Ohio Municipal Cash Trust-Institutional Service Shares                    127,184,492 Shares
Pennsylvania Municipal Cash Trust-Cash Series Shares                       48,988,966 Shares
Pennsylvania Municipal Cash Trust-Institutional Shares                    195,988,454 Shares
Pennsylvania Municipal Cash Trust-Institutional Service Shares            303,189,632 Shares
Prime Cash Obligations Fund-Institutional Capital Shares                 1,103,954,654 Shares
Prime Cash Obligations Fund-Institutional Shares                         8,115,548,105 Shares
Prime Cash Obligations Fund-Institutional Service Shares                 1,860,037,361 Shares
Prime Management Obligations Fund-Institutional Capital Shares            862,015,668 Shares
Prime Management Obligations Fund-Institutional Shares                   1,482,486,009 Shares
Prime Management Obligations Fund-Institutional Service Shares           1,296,793,908 Shares
Prime Obligations Fund-Institutional Shares                              18,736,429,739 Shares
Prime Obligations Fund-Institutional Service Shares                      6,385,618,591 Shares
Prime Obligations Fund-Trust Shares                                       469,845,235 Shares
Prime Value Obligations Fund-Institutional Capital Shares                3,756,847,292 Shares
Prime Value Obligations Fund-Institutional Shares                        8,597,899,464 Shares
Prime Value Obligations Fund-Institutional Service Shares                2,562,227,806 Shares
Tax-Free Instruments Trust-Investment Shares                              115,988,831 Shares
Tax-Free Instruments Trust-Institutional Service Shares                   307,822,775 Shares
Tax-Free Obligations Fund-Institutional Shares                           9,126,644,965 Shares
Tax-Free Obligations Fund-Institutional Service Shares                   3,784,824,615 Shares
Treasury Obligations Fund-Institutional Capital Shares                   1,327,611,814 Shares
Treasury Obligations Fund-Institutional Shares                           17,631,384,131 Shares
Treasury Obligations Fund-Institutional Service Shares                   6,460,877,731 Shares
Treasury Obligations Fund-Trust Shares                                   1,288,549,568 Shares
Trust for U.S. Treasury Obligations                                       534,237,394 Shares
U.S. Treasury Cash Reserves-Institutional Shares                         4,323,685,411 Shares
U.S. Treasury Cash Reserves-Institutional Service Shares                 2,173,781,070 Shares
Virginia Municipal Cash Trust-Cash Series Shares                          176,229,692 Shares
Virginia Municipal Cash Trust-Institutional Shares                        215,509,617 Shares
Virginia Municipal Cash Trust-Institutional Service Shares                320,169,071 Shares

     The annual reports for Federated Intermediate Municipal Trust and Federated Short-Intermediate Duration Municipal Trust, which include audited financial statements for the fiscal years ended May 31, 2007 and June 30, 2007, respectively, were previously mailed to shareholders. The annual report for Tax-Free Instruments Trust which includes audited financial statements for the fiscal year ended March 31, 2007, was previously mailed to shareholders. The annual reports for Automated Government Cash Reserves, and U.S. Treasury Cash Reserves which include audited financial statements for the fiscal year ended April 30, 2007, were previously mailed to shareholders. The annual reports for Automated Cash Management Trust, Automated Government Money Trust, Federated Capital Reserves Fund, Federated Government Reserves Fund, Federated Master Trust, Federated Municipal Trust, Federated Short-Term U.S. Government Trust, Government Obligations Fund, Government Obligations Tax-Managed Fund, Liberty U.S. Government Money Market Trust, Liquid Cash Trust, Money Market Management, Municipal Obligations Fund, Prime Cash Obligations Fund, Prime Management Obligations Fund, Prime Obligations Fund, Prime Value Obligations Fund, Tax-Free Obligations Fund, Treasury Obligations Fund, Trust for U.S. Treasury Obligations which include audited financial statements for the fiscal year ended July 31
2007, were previously mailed to shareholders. The annual reports for Alabama Municipal Cash Trust, Arizona Municipal Cash Trust, California Municipal Cash Trust, Connecticut Municipal Cash Trust, Federated Tax-Free Trust, Florida Municipal Cash Trust, Georgia Municipal Cash Trust, Maryland Municipal Cash Trust, Massachusetts Municipal Cash Trust, Michigan Municipal Cash Trust, Minnesota Municipal Cash Trust, New Jersey Municipal Cash Trust, New York Municipal Cash Trust, North Carolina Municipal Cash Trust, Ohio Municipal Cash Trust, Pennsylvania Municipal Cash Trust and Virginia Municipal Cash Trust which include audited financial statements for the fiscal year ended October 31, 2007, were previously mailed to shareholders. Each of the Funds will furnish the semi-annual reports which contain unaudited financial statements or the annual reports without charge upon either written or telephonic request. The Trusts' principal executive offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trusts' toll-free telephone number is 1-800-341-7400.

      PROXIES, QUORUM AND VOTING AT THE MEETING

     Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of Federated Short-Intermediate Duration Municipal Trust, Intermediate Municipal Trust, and Money Market Obligations Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. There is no cumulative voting in the election of Trustees. Interests may be voted in person or by proxy. Proxies may be in written, telephonic or electronic form.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-fourth of the total number of outstanding shares of each Trust, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

      If a quorum is not present, persons present or named by proxy and entitled to vote may, by plurality, vote to adjourn the Special Meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on any proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

      Subject to any applicable requirement of law or of each Fund's Declaration of Trust or the By-Laws, a plurality of the votes cast shall elect a Trustee, and all other matters shall be decided by a majority of the votes cast and entitled to vote thereon.


                      PROPOSAL:  ELECTION OF FIVE TRUSTEES

      The persons named as proxies intend to vote in favor of the election of Nicholas P. Constantakis, J. Christopher Donahue, R. James Nicholson, Thomas M. O'Neill and James F. Will (collectively, the "Nominees") as Trustees of each Trust. Messrs. Constantakis, Donahue, O'Neill and Will are presently serving as Trustees of each of the Trusts. Messrs. Constantakis and Donahue were appointed Trustees on October 1, 1999. Mr. O'Neill was appointed Trustee on October 1, 2006; Mr. Will was appointed Trustee on April 1, 2006. Please see "Information about the Trusts" and "Nominees, Trustees and Officers" below for current information about the Nominees.

      All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and qualification of their successors. Election of a Trustee requires the affirmative vote of a plurality of the votes cast at the Special Meeting. A "plurality" is defined as more votes cast for than against each nominee.

      If a nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as an interested Trustee shall be nominated by the Nominating Committee. The section of any substitute candidate for election as a Trustee who is not an interested person shall be made by a majority of the Trustees who are not interested persons of the Trusts. The Board has no reason to believe that any nominee will become unavailable for election as Trustee.

                 EACH OF THE BOARDS OF TRUSTEES RECOMMENDS THAT

            SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR

            ELECTION TO THE BOARD OF TRUSTEES OF EACH OF THE TRUSTS

                          INFORMATION ABOUT THE TRUSTS

      During the fiscal year most recently ended, there were six meetings of the Board of Trustees of Federated Short-Intermediate Duration Municipal Trust; there were six meetings of the Board of Trustees of Intermediate Municipal Trust; and seven meetings of the Board of Trustees of Money Market Obligations Trust. Since Mr. Donahue is an interested Trustee, he does not receive fees from the Trusts. All fourteen Board Members attended every regular meeting during the fiscal year. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

      Any shareholder who wishes to send a communication to the Boards of Trustees of the Trusts should send the communication to the attention of the Trust's Secretary at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Trust's Boards of Trustees, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Trust's Secretary at the same address.

      After reviewing the communication, the Trust's Secretary will then immediately forward the communication to the Board of Trustees, the individual Trustee or to the Committee, as applicable.

ABOUT THE ELECTION OF TRUSTEES

      At the November 2007 Nominating Committee meeting of the Trusts, the Independent Trustees nominated R. James Nicholson to serve as Independent
Trustee of each of the Trusts, effective the date of his election by shareholders of the Trusts.

      The Declaration of Trust for each Trust provides that the Trustees shall hold office during the lifetime of each Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his office at any time by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.

NOMINEES, TRUSTEES AND OFFICERS

      The following tables list information about the Nominees, current Trustees and the Trusts' Officers including their names, addresses, birth dates, present positions with each of the Trusts, if applicable, length of term in office, if applicable, principal occupations during the past five years, other directorships held by each Trustee or Nominee for Trustee, and aggregate compensation from each Trust.

      Where   required,  the  tables  separately  list  Board  members  who  are
"interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members).

As of December 31, 2007, the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

INTERESTED NOMINEE STANDING FOR ELECTION

   NAME,     POSITION(S)   NUMBER OF    PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS, OTHER DIRECTORSHIPS HELD AND PREVIOUS POSITIONS
 ADDRESS &    HELD WITH   PORTFOLIOS
  DATE OF       TRUST       IN THE
   BIRTH                  TRUST** TO
                          BE OVERSEEN
                          BY TRUSTEE
J.           Trustee      FSIDMT- 1   PRINCIPAL OCCUPATIONS: Principal Executive Officer and President of the Federated Fund
CHRISTOPHER  standing for             Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President,
DONAHUE*     election     IMT- 1      Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee,
Federated                             Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman
Investors                 MMOT- 40    and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity
Tower                                 Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary
1001 Liberty                          of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services
Avenue                                Company.
Pittsburgh,
PA                                    PREVIOUS POSITIONS: President, Federated Investment Counseling; President and Chief Executive
Birth Date:                           Officer, Federated Investment Management Company, Federated Global Investment Management Corp.
April 11,                             and Passport Research, Ltd.
1949
Began
serving:
October 1999

* J. Christopher Donahue is "interested" due to the positions he holds with Federated and its subsidiaries.
** Federated Short-Intermediate Duration Municipal Trust (FSIDMT), Intermediate Municipal Trust (IMT) and Money Market Obligations Trust (MMOT).
      As of January 18, 2008, the Interested Nominee for election, J. Christopher Donahue, owned beneficially or of record less than 1% of the outstanding securities of any class of the (1) the investment adviser or principal underwriter of the Trusts, or (2) any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

INDEPENDENT NOMINEES STANDING FOR ELECTION

   NAME,     POSITION(S)   NUMBER OF    PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS, OTHER DIRECTORSHIPS HELD AND PREVIOUS POSITIONS
  ADDRESS,    HELD WITH   PORTFOLIOS
  DATE OF       TRUST       IN THE
   BIRTH,                 TRUST** TO
DATE SERVICE              BE OVERSEEN
   BEGAN                  BY TRUSTEE
NICHOLAS P.  Trustee      FSIDMT- 1   PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex.
CONSTANTAKIS standing for IMT- 1
Birth Date:  election     MMOT- 40    OTHER DIRECTORSHIPS HELD: Director and Chairman of the Audit Committee, Michael Baker
September 3,                          Corporation (engineering and energy services worldwide).
1939
175                                   PREVIOUS POSITION: Partner, Andersen Worldwide SC.
Woodshire
Drive
Pittsburgh,
PA
Began
serving:
October 1999
R. JAMES     Nominee  FSIDMT- 1   PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Former Secretary of
NICHOLSON    standing for IMT- 1      the U. S. Dept. of Veterans Affairs; Former U. S. Ambassador to the Holy See; Former Chairman
Birth Date:  election     MMOT- 40    of the Republican National Committee.
February 4,
1938                                  OTHER DIRECTORSHIPS HELD: Director, Horatio Alger Association.
P.O. Box
6396                                  PREVIOUS POSITIONS: Colonel, U. S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and
McLean,                               Harring, P. C.; General Counsel, Colorado Association of Housing and Building; Chairman and
VA                                    CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.

  NAME,   POSITION(S)   NUMBER OF     PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS, OTHER DIRECTORSHIPS HELD AND PREVIOUS POSITIONS
ADDRESS,   HELD WITH   PORTFOLIOS
 DATE OF     TRUST       IN THE
 BIRTH,                TRUST** TO
  DATE                 BE OVERSEEN
 SERVICE               BY TRUSTEE
  BEGAN
THOMAS M. Trustee      FSIDMT- 1   PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Managing Director and
O'NEILL   standing for IMT- 1      Partner, Navigator Management Company, L.P. (investment and strategic consulting).
Birth     election     MMOT- 40
Date:                              OTHER DIRECTORSHIPS HELD: Board of Overseers, Children's Hospital of Boston; Visiting Committee
June 14,                           on Athletics, Harvard College.
1951
95                                 PREVIOUS POSITIONS: Chief Executive Officer and President, Managing Director and Chief Investment
Standish                           Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment
Street                             Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment
P.O. Box                           Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.
2779
Duxbury,
MA
Began
serving:
October
2006
JAMES F.  Trustee      FSIDMT- 1   PRINCIPAL OCCUPATIONS:  Director or Trustee of the Federated Fund Complex; formerly, Vice
WILL      standing for IMT- 1      Chancellor and President, Saint Vincent College.
Birth     election     MMOT- 40
Date:                              OTHER DIRECTORSHIPS HELD: Trustee, Saint Vincent College; Alleghany Corporation.
October
12, 1938                           PREVIOUS POSITIONS: Chairman, President and Chief Executive Officer, Armco, Inc.; President and
721 E.                             Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel
McMurray                           Corporation.
Road
McMurray
PA
Began
serving:
April
2006

** Federated Short-Intermediate Duration Municipal Trust (FSIDMT), Intermediate Municipal Trust (IMT) and Money Market Obligations Trust (MMOT).
As of January 18, 2008, no Independent Nominee owns beneficially or of record any securities issued by (1) the investment adviser or principal underwriter of the Trusts, or (2) any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST

INTERESTED TRUSTEE

  NAME,   POSITION(S)   NUMBER OF     PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS, OTHER DIRECTORSHIPS HELD AND PREVIOUS POSITIONS
ADDRESS &  HELD WITH   PORTFOLIOS
 DATE OF     TRUST       IN THE
  BIRTH                TRUST TO BE
                       OVERSEEN BY
                         TRUSTEE
JOHN F.   Trustee      1           PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Chairman and Director,
DONAHUE*                           Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Birth
Date:                              PREVIOUS POSITIONS: Chairman of the Federated Fund Complex; Trustee, Federated Investment
July 28,                           Management Company and Chairman and Director, Federated Investment Counseling.
1924
Began
serving:
May 1981

* John F. Donahue is "interested" due to the positions he holds with Federated and its subsidiaries.

INDEPENDENT TRUSTEES

   NAME,     POSITION(S)   NUMBER OF    PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS, OTHER DIRECTORSHIPS HELD AND PREVIOUS POSITIONS
  ADDRESS,    HELD WITH   PORTFOLIOS
  DATE OF       TRUST       IN THE
   BIRTH,                 TRUST TO BE
DATE SERVICE              OVERSEEN BY
   BEGAN                    TRUSTEE
THOMAS G.    Trustee      1           PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex.
BIGLEY
Birth Date:                           OTHER DIRECTORSHIPS HELD: Director, Member of Executive Committee, Children's Hospital of
February 3,                           Pittsburgh; Director, University of Pittsburgh.
1934
15 Old                                PREVIOUS POSITION: Senior Partner, Ernst & Young LLP.
Timber Trail
Pittsburgh,
PA
Began
serving:
November
1994
JOHN T.      Trustee      1           PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Chairman of the
CONROY, JR.                           Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures
Birth Date:                           in Southwest Florida.
June 23,
1937                                  PREVIOUS POSITIONS: President, Investment Properties Corporation; Senior Vice President, John
Investment                            R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and
Properties                            Northgate Village Development Corporation.
Corporation
3838 North
Tamiami
Trail
Suite 402
Naples, FL
Began
serving:
November
1991
JOHN F.      Trustee      1           PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc.
CUNNINGHAM                            (technology services company).
Birth Date:
March 5,                              OTHER DIRECTORSHIPS HELD: Chairman, President and Chief Executive Officer, Cunningham & Co.,
1943                                  Inc. (strategic business consulting); Trustee Associate, Boston College.
353 El
Brillo Way                            PREVIOUS POSITIONS: Director, Redgate Communications and EMC Corporation (computer storage
Palm Beach,                           systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.;
FL                                    President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of
Began                                 Boston; Director, Apollo Computer, Inc.
serving:
April 1999
PETER E.     Trustee      1           PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex.
MADDEN
Birth Date:                           OTHER DIRECTORSHIPS HELD: Board of Overseers, Babson College.
March 16,
1942                                  PREVIOUS POSITIONS: Representative, Commonwealth of Massachusetts General Court; President,
One Royal                             State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA
Palm Way                              and VISA International; Chairman and Director, Massachusetts Bankers Association; Director,
100 Royal                             Depository Trust Corporation; Director, The Boston Stock Exchange.
Palm Way
Palm Beach,
FL
Began
serving:
November
1991
CHARLES F.   Trustee      1           PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Management
MANSFIELD,                            Consultant.
JR.
Birth Date:                           PREVIOUS POSITIONS: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young &
April 10,                             Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase
1945                                  Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice
80 South                              President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of
Road                                  Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing,
Westhampton                           communications and technology).
Beach, NY
Began
serving:
April 1999
JOHN E.      Trustee      1           PRINCIPAL OCCUPATIONS: Director or Trustee, and Chairman of the Board of Directors or
MURRAY, JR.,                          Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University;
J.D., S.J.D.                          Partner, Murray, Hogue & Lannis.
Birth Date:
December 20,                          OTHER DIRECTORSHIPS HELD: Director, Michael Baker Corp. (engineering, construction, operations
1932                                  and technical services).
Chancellor,
Duquesne                              PREVIOUS POSITIONS: President, Duquesne University; Dean and Professor of Law, University of
University                            Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.
Pittsburgh,
PA
Began
serving:
February
1995

   NAME,     POSITION(S)   NUMBER OF    PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS, OTHER DIRECTORSHIPS HELD AND PREVIOUS POSITIONS
  ADDRESS,    HELD WITH   PORTFOLIOS
  DATE OF       TRUST       IN THE
   BIRTH,                 TRUST TO BE
DATE SERVICE              OVERSEEN BY
   BEGAN                    TRUSTEE
MARJORIE P.  Trustee      1           PRINCIPAL OCCUPATIONS:  Director or Trustee of the Federated Fund Complex; formerly, Public
SMUTS                                 Relations/Marketing Consultant/Conference Coordinator.
Birth Date:
June 21,                              PREVIOUS POSITIONS: National Spokesperson, Aluminum Company of America; television producer;
1935                                  President, Marj Palmer Assoc.; Owner, Scandia Bord.
4905 Bayard
Street
Pittsburgh,
PA
Began
serving:
February
1984
JOHN S.      Trustee      1           PRINCIPAL OCCUPATIONS:  Director or Trustee of the Federated Fund Complex; President and
WALSH                                 Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and
Birth Date:                           Director, Manufacturers Products, Inc. (distributor of portable construction heaters);
November 28,                          President, Portable Heater Parts, a division of Manufacturers Products, Inc.
1957
2604 William                          PREVIOUS POSITION: Vice President, Walsh & Kelly, Inc.
Drive
Valparaiso,
IN
Began
serving:
April 1999

OFFICERS**

 NAME,   POSITION(S)
 ADDRESS &    HELD WITH                        PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS AND PREVIOUS POSITIONS
  DATE OF       TRUST
BIRTH, DATE
  SERVICE
   BEGAN
JOHN W.      Executive    PRINCIPAL OCCUPATIONS: Executive Vice President and Secretary of the Federated Fund Complex; Vice
MCGONIGLE    Vice         Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Federated    President
Investors    and          PREVIOUS POSITIONS: Trustee, Federated Investment Management Company and Federated Investment Counseling;
Tower        Secretary    Director, Federated Global Investment Management Corp., Federated Services Company and Federated
1001 Liberty              Securities Corp.
Avenue
Pittsburgh,
PA
Birth Date:
October 26,
1938
Began
serving: May
1981
RICHARD A.   Treasurer    PRINCIPAL OCCUPATIONS: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior
NOVAK                     Vice President, Federated Administrative Services; Financial and Operations Principal for Federated
Federated                 Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Investors
Tower                     PREVIOUS POSITIONS: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services
1001 Liberty              Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor,
Avenue                    Arthur Andersen & Co.
Pittsburgh,
PA
Birth Date:
December 25,
1963
Began
serving:
January 2006
JOHN B.      President    PRINCIPAL OCCUPATIONS: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex;
FISHER                    Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Federated
Investors                 PREVIOUS POSITIONS: President and Director or Trustee of some of the Funds in the Federated Fund Complex;
Tower                     Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated
1001 Liberty              Securities Corp.
Avenue
Pittsburgh,
PA
Birth Date:
May 16, 1956
Began
serving:
November
2004
RICHARD B.   Vice         PRINCIPAL OCCUPATIONS: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex;
FISHER       President    Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Birth Date:
May 17, 1923              PREVIOUS POSITIONS: President and Director or Trustee of some of the Funds in the Federated Fund Complex;
1001 Liberty              Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated
Avenue                    Securities Corp.
Pittsburgh,
PA
Began
serving: May
1981
BRIAN P.     Senior Vice  PRINCIPAL OCCUPATIONS: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex;
BOUDA        President    Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of
Birth Date:  and Chief    its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and
February 28, Compliance   the State Bar Association of Wisconsin.
1947         Officer
1001 Liberty
Avenue
Pittsburgh,
PA
Began
serving:
August 2004

   NAME,     POSITION(S)
 ADDRESS &    HELD WITH                        PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS AND PREVIOUS POSITIONS
  DATE OF       TRUST
BIRTH, DATE
  SERVICE
   BEGAN
MARY JO      Chief        PRINCIPAL OCCUPATIONS:  Mary Jo Ochson was named Chief Investment Officer of tax-exempt fixed-income
OCHSON       Investment   products in 2004 and is a Vice President of the Trust. She joined Federated in 1982 and has been a Senior
Birth Date:  Officer      Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996.  Ms. Ochson is a Chartered
September                 Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.
12, 1953
1001 Liberty
Avenue
Pittsburgh,
PA
Began
serving: May
2004
JEFF A.      Vice         PRINCIPAL OCCUPATIONS: Jeff A. Kozemchak has been the Fund's Portfolio Manager since November 1998. He is
KOZEMCHAK    President    Vice President of the Trust. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio
Birth Date:               Manager since 1996 and a Senior Vice President of the Fund's Adviser since 1999. He was a Portfolio
January 15,               Manager until 1996 and a Vice President of the Fund's Adviser from 1993 to 1998. Mr. Kozemchak is a
1960                      Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon
1001 Liberty              University in 1987.
Avenue
Pittsburgh,
PA
Began
serving:
November
1998

**Officers do not receive any compensation from the Fund. Officers and Trustees own less than 1% of the Trust's outstanding shares.
INTERMEDIATE MUNICIPAL TRUST

INTERESTED TRUSTEE

  NAME,   POSITION(S)   NUMBER OF     PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS, OTHER DIRECTORSHIPS HELD AND PREVIOUS POSITIONS
ADDRESS &  HELD WITH   PORTFOLIOS
 DATE OF     TRUST       IN THE
  BIRTH                TRUST TO BE
                       OVERSEEN BY
                         TRUSTEE
JOHN F.   Trustee      1           PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Chairman and Director,
DONAHUE*                           Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Birth
Date:                              PREVIOUS POSITIONS: Chairman of the Federated Fund Complex; Trustee, Federated Investment
July 28,                           Management Company and Chairman and Director, Federated Investment Counseling.
1924
Began
serving:
May 1985

* John F. Donahue is "interested" due to the positions he holds with Federated and its subsidiaries.

INDEPENDENT TRUSTEES

   NAME,     POSITION(S)   NUMBER OF    PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS, OTHER DIRECTORSHIPS HELD AND PREVIOUS POSITIONS
  ADDRESS,    HELD WITH   PORTFOLIOS
  DATE OF       TRUST       IN THE
   BIRTH,                 TRUST TO BE
DATE SERVICE              OVERSEEN BY
   BEGAN                    TRUSTEE
THOMAS G.    Trustee      1           PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex.
BIGLEY
Birth Date:                           OTHER DIRECTORSHIPS HELD: Director, Member of Executive Committee, Children's Hospital of
February 3,                           Pittsburgh; Director, University of Pittsburgh.
1934
15 Old                                PREVIOUS POSITION: Senior Partner, Ernst & Young LLP.
Timber Trail
Pittsburgh,
PA
Began
serving:
November
1994
JOHN T.      Trustee      1           PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Chairman of the
CONROY, JR.                           Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures
Birth Date:                           in Southwest Florida.
June 23,
1937                                  PREVIOUS POSITIONS: President, Investment Properties Corporation; Senior Vice President, John
Investment                            R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and
Properties                            Northgate Village Development Corporation.
Corporation
3838 North
Tamiami
Trail
Suite 402
Naples, FL
Began
serving:
November
1991
JOHN F.      Trustee      1           PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc.
CUNNINGHAM                            (technology services company).
Birth Date:
March 5,                              OTHER DIRECTORSHIPS HELD: Chairman, President and Chief Executive Officer, Cunningham & Co.,
1943                                  Inc. (strategic business consulting); Trustee Associate, Boston College.
353 El
Brillo Way                            PREVIOUS POSITIONS: Director, Redgate Communications and EMC Corporation (computer storage
Palm Beach,                           systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.;
FL                                    President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of
Began                                 Boston; Director, Apollo Computer, Inc.
serving:
April 1999
PETER E.     Trustee      1           PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex.
MADDEN
Birth Date:                           OTHER DIRECTORSHIPS HELD: Board of Overseers, Babson College.
March 16,
1942                                  PREVIOUS POSITIONS: Representative, Commonwealth of Massachusetts General Court; President,
One Royal                             State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA
Palm Way                              and VISA International; Chairman and Director, Massachusetts Bankers Association; Director,
100 Royal                             Depository Trust Corporation; Director, The Boston Stock Exchange.
Palm Way
Palm Beach,
FL
Began
serving:
November
1991
CHARLES F.   Trustee      1           PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Management
MANSFIELD,                            Consultant.
JR.
Birth Date:                           PREVIOUS POSITIONS: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young &
April 10,                             Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase
1945                                  Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice
80 South                              President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of
Road                                  Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing,
Westhampton                           communications and technology).
Beach, NY
Began
serving:
April 1999
JOHN E.      Trustee      1           PRINCIPAL OCCUPATIONS: Director or Trustee, and Chairman of the Board of Directors or
MURRAY, JR.,                          Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University;
J.D., S.J.D.                          Partner, Murray, Hogue & Lannis.
Birth Date:
December 20,                          OTHER DIRECTORSHIPS HELD: Director, Michael Baker Corp. (engineering, construction, operations
1932                                  and technical services).
Chancellor,
Duquesne                              PREVIOUS POSITIONS: President, Duquesne University; Dean and Professor of Law, University of
University                            Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.
Pittsburgh,
PA
Began
serving:
February
1995

   NAME,     POSITION(S)   NUMBER OF    PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS, OTHER DIRECTORSHIPS HELD AND PREVIOUS POSITIONS
  ADDRESS,    HELD WITH   PORTFOLIOS
  DATE OF       TRUST       IN THE
   BIRTH,                 TRUST TO BE
DATE SERVICE              OVERSEEN BY
   BEGAN                    TRUSTEE
MARJORIE P.  Trustee      1           PRINCIPAL OCCUPATIONS:  Director or Trustee of the Federated Fund Complex; formerly, Public
SMUTS                                 Relations/Marketing Consultant/Conference Coordinator.
Birth Date:
June 21,                              PREVIOUS POSITIONS: National Spokesperson, Aluminum Company of America; television producer;
1935                                  President, Marj Palmer Assoc.; Owner, Scandia Bord.
4905 Bayard
Street
Pittsburgh,
PA
Began
serving: May
1985
JOHN S.      Trustee      1           PRINCIPAL OCCUPATIONS:  Director or Trustee of the Federated Fund Complex; President and
WALSH                                 Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and
Birth Date:                           Director, Manufacturers Products, Inc. (distributor of portable construction heaters);
November 28,                          President, Portable Heater Parts, a division of Manufacturers Products, Inc.
1957
2604 William                          PREVIOUS POSITION: Vice President, Walsh & Kelly, Inc.
Drive
Valparaiso,
IN
Began
serving:
April 1999

OFFICERS**

   NAME,     POSITION(S)
 ADDRESS &    HELD WITH                        PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS AND PREVIOUS POSITIONS
  DATE OF       TRUST
BIRTH, DATE
  SERVICE
   BEGAN
J.           President    PRINCIPAL OCCUPATIONS: Principal Executive Officer and President of the Federated Fund Complex; Director
CHRISTOPHER               or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and
DONAHUE*                  Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company;
Federated                 Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management
Investors                 Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd.
Tower                     (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director,
1001 Liberty              Federated Services Company.
Avenue
Pittsburgh,               PREVIOUS POSITIONS: President, Federated Investment Counseling; President and Chief Executive Officer,
PA                        Federated Investment Management Company, Federated Global Investment Management Corp. and Passport
Birth Date:               Research, Ltd.
April 11,
1949
Began
serving:
October 1999
JOHN W.      Executive    PRINCIPAL OCCUPATIONS: Executive Vice President and Secretary of the Federated Fund Complex; Vice
MCGONIGLE    Vice         Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Federated    President
Investors    and          PREVIOUS POSITIONS: Trustee, Federated Investment Management Company and Federated Investment Counseling;
Tower        Secretary    Director, Federated Global Investment Management Corp., Federated Services Company and Federated
1001 Liberty              Securities Corp.
Avenue
Pittsburgh,
PA
Birth Date:
October 26,
1938
Began
serving: May
1985
RICHARD A.   Treasurer    PRINCIPAL OCCUPATIONS: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior
NOVAK                     Vice President, Federated Administrative Services; Financial and Operations Principal for Federated
Federated                 Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Investors
Tower                     PREVIOUS POSITIONS: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services
1001 Liberty              Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor,
Avenue                    Arthur Andersen & Co.
Pittsburgh,
PA
Birth Date:
December 25,
1963
Began
serving:
January 2006
RICHARD B.   Vice         PRINCIPAL OCCUPATIONS: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex;
FISHER       President    Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Birth Date:
May 17, 1923              PREVIOUS POSITIONS: President and Director or Trustee of some of the Funds in the Federated Fund Complex;
1001 Liberty              Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated
Avenue                    Securities Corp.
Pittsburgh,
PA
Began
serving: May
1985
BRIAN P.     Senior Vice  PRINCIPAL OCCUPATIONS: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex;
BOUDA        President    Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of
Birth Date:  and Chief    its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and
February 28, Compliance   the State Bar Association of Wisconsin.
1947         Officer
1001 Liberty
Avenue
Pittsburgh,
PA
Began
serving:
August 2004

   NAME,     POSITION(S)
 ADDRESS &    HELD WITH                        PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS AND PREVIOUS POSITIONS
  DATE OF       TRUST
BIRTH, DATE
  SERVICE
   BEGAN
MARY JO      Chief        PRINCIPAL OCCUPATIONS:  Mary Jo Ochson was named Chief Investment Officer of tax-exempt fixed-income
OCHSON       Investment   products in 2004 and is a Vice President of the Trust. She joined Federated in 1982 and has been a Senior
Birth Date:  Officer      Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996.  Ms. Ochson is a Chartered
September                 Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.
12, 1953
1001 Liberty
Avenue
Pittsburgh,
PA
Began
serving: May
2004
J. SCOTT     Vice         PRINCIPAL OCCUPATIONS:  J. Scott Albrecht has been the Fund's Portfolio Manager since July 1995. He is
ALBRECHT     President    Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He became a Senior Vice President of
Birth Date:               the Fund's Adviser in January 2005 and serves as a Vice President of the Fund's Adviser from 1994 through
June 1, 1960              2004. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr.
1001 Liberty              Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon
Avenue                    University.
Pittsburgh,
PA
Began
serving:
November
1998

**Officers do not receive any compensation from the Fund. Officers and Trustees own less than 1% of the Trust's outstanding shares.
MONEY MARKET OBLIGATIONS TRUST

INTERESTED TRUSTEE

  NAME,   POSITION(S)   NUMBER OF     PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS, OTHER DIRECTORSHIPS HELD AND PREVIOUS POSITIONS
ADDRESS &  HELD WITH   PORTFOLIOS
 DATE OF     TRUST       IN THE
  BIRTH                TRUST TO BE
                       OVERSEEN BY
                         TRUSTEE
JOHN F.   Trustee      40          PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Chairman and Director,
DONAHUE*                           Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Birth
Date:                              PREVIOUS POSITIONS: Chairman of the Federated Fund Complex; Trustee, Federated Investment
July 28,                           Management Company and Chairman and Director, Federated Investment Counseling.
1924
Began
serving:
October
1988

* John F. Donahue is "interested" due to the positions he holds with Federated and its subsidiaries.

INDEPENDENT TRUSTEES

   NAME,     POSITION(S)   NUMBER OF    PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS, OTHER DIRECTORSHIPS HELD AND PREVIOUS POSITIONS
  ADDRESS,    HELD WITH   PORTFOLIOS
  DATE OF       TRUST       IN THE
   BIRTH,                 TRUST TO BE
DATE SERVICE              OVERSEEN BY
   BEGAN                    TRUSTEE
THOMAS G.    Trustee      40          PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex.
BIGLEY
Birth Date:                           OTHER DIRECTORSHIPS HELD: Director, Member of Executive Committee, Children's Hospital of
February 3,                           Pittsburgh; Director, University of Pittsburgh.
1934
15 Old                                PREVIOUS POSITION: Senior Partner, Ernst & Young LLP.
Timber Trail
Pittsburgh,
PA
Began
serving:
November
1994
JOHN T.      Trustee      40          PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Chairman of the
CONROY, JR.                           Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures
Birth Date:                           in Southwest Florida.
June 23,
1937                                  PREVIOUS POSITIONS: President, Investment Properties Corporation; Senior Vice President, John
Investment                            R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and
Properties                            Northgate Village Development Corporation.
Corporation
3838 North
Tamiami
Trail
Suite 402
Naples, FL
Began
serving:
August 1991
JOHN F.      Trustee      40          PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc.
CUNNINGHAM                            (technology services company).
Birth Date:
March 5,                              OTHER DIRECTORSHIPS HELD: Chairman, President and Chief Executive Officer, Cunningham & Co.,
1943                                  Inc. (strategic business consulting); Trustee Associate, Boston College.
353 El
Brillo Way                            PREVIOUS POSITIONS: Director, Redgate Communications and EMC Corporation (computer storage
Palm Beach,                           systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.;
FL                                    President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of
Began                                 Boston; Director, Apollo Computer, Inc.
serving:
November
1999
PETER E.     Trustee      40          PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex.
MADDEN
Birth Date:                           OTHER DIRECTORSHIPS HELD: Board of Overseers, Babson College.
March 16,
1942                                  PREVIOUS POSITIONS: Representative, Commonwealth of Massachusetts General Court; President,
One Royal                             State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA
Palm Way                              and VISA International; Chairman and Director, Massachusetts Bankers Association; Director,
100 Royal                             Depository Trust Corporation; Director, The Boston Stock Exchange.
Palm Way
Palm Beach,
FL
Began
serving:
August 1991
CHARLES F.   Trustee      40          PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Management
MANSFIELD,                            Consultant.
JR.
Birth Date:                           PREVIOUS POSITIONS: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young &
April 10,                             Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase
1945                                  Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice
80 South                              President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of
Road                                  Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing,
Westhampton                           communications and technology).
Beach, NY
Began
serving:
January 1999
JOHN E.      Trustee      40          PRINCIPAL OCCUPATIONS: Director or Trustee, and Chairman of the Board of Directors or
MURRAY, JR.,                          Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University;
J.D., S.J.D.                          Partner, Murray, Hogue & Lannis.
Birth Date:
December 20,                          OTHER DIRECTORSHIPS HELD: Director, Michael Baker Corp. (engineering, construction, operations
1932                                  and technical services).
Chancellor,
Duquesne                              PREVIOUS POSITIONS: President, Duquesne University; Dean and Professor of Law, University of
University                            Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.
Pittsburgh,
PA
Began
serving:
February
1995

   NAME,     POSITION(S)   NUMBER OF    PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS, OTHER DIRECTORSHIPS HELD AND PREVIOUS POSITIONS
  ADDRESS,    HELD WITH   PORTFOLIOS
  DATE OF       TRUST       IN THE
   BIRTH,                 TRUST TO BE
DATE SERVICE              OVERSEEN BY
   BEGAN                    TRUSTEE
MARJORIE P.  Trustee      40          PRINCIPAL OCCUPATIONS:  Director or Trustee of the Federated Fund Complex; formerly, Public
SMUTS                                 Relations/Marketing Consultant/Conference Coordinator.
Birth Date:
June 21,                              PREVIOUS POSITIONS: National Spokesperson, Aluminum Company of America; television producer;
1935                                  President, Marj Palmer Assoc.; Owner, Scandia Bord.
4905 Bayard
Street
Pittsburgh,
PA
Began
serving:
October 1988
JOHN S.      Trustee      40          PRINCIPAL OCCUPATIONS:  Director or Trustee of the Federated Fund Complex; President and
WALSH                                 Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and
Birth Date:                           Director, Manufacturers Products, Inc. (distributor of portable construction heaters);
November 28,                          President, Portable Heater Parts, a division of Manufacturers Products, Inc.
1957
2604 William                          PREVIOUS POSITION: Vice President, Walsh & Kelly, Inc.
Drive
Valparaiso,
IN
Began
serving:
January 1999

OFFICERS**

 NAME,   POSITION(S)                       PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS AND PREVIOUS POSITIONS
 ADDRESS &    HELD WITH
  DATE OF       TRUST
BIRTH, DATE
  SERVICE
   BEGAN
J.           President    PRINCIPAL OCCUPATIONS: Principal Executive Officer and President of the Federated Fund Complex; Director
CHRISTOPHER               or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and
DONAHUE*                  Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company;
Federated                 Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management
Investors                 Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd.
Tower                     (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director,
1001 Liberty              Federated Services Company.
Avenue
Pittsburgh,               PREVIOUS POSITIONS: President, Federated Investment Counseling; President and Chief Executive Officer,
PA                        Federated Investment Management Company, Federated Global Investment Management Corp. and Passport
Birth Date:               Research, Ltd.
April 11,
1949
Began
serving:
October 1999
JOHN W.      Executive    PRINCIPAL OCCUPATIONS: Executive Vice President and Secretary of the Federated Fund Complex; Vice
MCGONIGLE    Vice         Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Federated    President
Investors    and          PREVIOUS POSITIONS: Trustee, Federated Investment Management Company and Federated Investment Counseling;
Tower        Secretary    Director, Federated Global Investment Management Corp., Federated Services Company and Federated
1001 Liberty              Securities Corp.
Avenue
Pittsburgh,
PA
Birth Date:
October 26,
1938
Began
serving:
October 1988
RICHARD A.   Treasurer    PRINCIPAL OCCUPATIONS: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior
NOVAK                     Vice President, Federated Administrative Services; Financial and Operations Principal for Federated
Federated                 Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Investors
Tower                     PREVIOUS POSITIONS: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services
1001 Liberty              Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor,
Avenue                    Arthur Andersen & Co.
Pittsburgh,
PA
Birth Date:
December 25,
1963
Began
serving:
January 2006
JOHN B.      Vice         PRINCIPAL OCCUPATIONS: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex;
FISHER       President    Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Federated
Investors                 PREVIOUS POSITIONS: President and Director or Trustee of some of the Funds in the Federated Fund Complex;
Tower                     Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated
1001 Liberty              Securities Corp.
Avenue
Pittsburgh,
PA
Birth Date:
May 16, 1956
Began
serving:
October 1988
BRIAN P.     Senior Vice  PRINCIPAL OCCUPATIONS: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex;
BOUDA        President    Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of
Birth Date:  and Chief    its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and
February 28, Compliance   the State Bar Association of Wisconsin.
1947         Officer
1001 Liberty
Avenue
Pittsburgh,
PA
Began
serving:
August 2004

NAME,        Position(s)  PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS AND PREVIOUS POSITIONS
ADDRESS &    Held with
DATE OF      Trust
BIRTH, DATE
SERVICE
BEGAN
DEBORAH A.   Chief        PRINCIPAL OCCUPATIONS:  Deborah A. Cunningham has been a Portfolio Manager for some of the Fund's since
CUNNINGHAM   Investment   July 1991. Ms. Cunningham was named Chief Investment Officer of money market products in 2004 and is a
Birth Date:  Officer      Vice President of the Trust. She joined Federated in 1981 and has been a Senior Portfolio Manager and a
September                 Senior Vice President of the Fund's Adviser since 1997. Ms. Cunningham is a Chartered Financial Analyst
15, 1959                  and received her M.S.B.A. in Finance from Robert Morris College.
1001 Liberty
Avenue
Pittsburgh,
PA
Began
serving: May
2004
MARY JO      Chief        PRINCIPAL OCCUPATIONS:  Mary Jo Ochson has been a Portfolio Manager of some of the Fund's since August
OCHSON       Investment   1989.  Ms. Ochson was named Chief Investment Officer of tax-exempt fixed-income products in 2004 and is a
Birth Date:  Officer      Vice President of the Trust. She joined Federated in 1982 and has been a Senior Portfolio Manager and a
September                 Senior Vice President of the Fund's Adviser since 1996.  Ms. Ochson is a Chartered Financial Analyst and
12, 1953                  received her M.B.A. in Finance from the University of Pittsburgh.
1001 Liberty
Avenue
Pittsburgh,
PA
Began
serving: May
2004
SUSAN R.     Vice         PRINCIPAL OCCUPATIONS: Susan R. Hill has been a Portfolio Manager for some of the Fund's since July 1993.
HILL         President    She is Vice President of the Trust. Ms. Hill joined Federated in 1990 and has been a Senior Portfolio
Birth Date:               Manager since 2003 and a Senior Vice President of the Fund's Adviser since 2005. Ms. Hill was a Portfolio
June 20,                  Manager from 1994 until 2003 and served as Vice President of the Fund's Adviser from 1997 until 2004 and
1963                      an Assistant Vice President of the Fund's Adviser from 1994 until 1997. Ms. Hill is a Chartered Financial
1001 Liberty              Analyst and received an M.S. in Industrial Administration from Carnegie Mellon University.
Avenue
Pittsburgh,
PA
Began
serving: May
2004
JEFF A.      Vice         PRINCIPAL OCCUPATIONS: Jeff A. Kozemchak has been a Portfolio Manager of some of the Fund's since December
KOZEMCHAK    President    1990. He is Vice President of the Trust. Mr. Kozemchak joined Federated in 1987 and has been a Senior
Birth Date:               Portfolio Manager since 1996 and a Senior Vice President of the Fund's Adviser since 1999. He was a
January 15,               Portfolio Manager until 1996 and a Vice President of the Fund's Adviser from 1993 to 1998. Mr. Kozemchak
1960                      is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon
1001 Liberty              University in 1987.
Avenue
Pittsburgh,
PA
Began
serving: May
2004
PAIGE M.     Vice         PRINCIPAL OCCUPATIONS: Paige M. Wilhelm has been a Portfolio Manager of some of the Fund's since April
WILHELM      President    1997.  She is Vice President of the Trust. Ms. Wilhelm joined Federated in 1985 and has been a Senior Vice
Birth Date:               President of the Fund's Adviser since January 2006 and a Senior Portfolio Manager since January 2004.  She
May 28, 1962              is responsible for portfolio management and research in the fixed-income area concentrating on taxable
1001 Liberty              money market instruments.  Previous associations include Senior Credit Analyst, Federated Investors;
Avenue                    Performance Analysis Supervisor; Performance Analyst, Federated Investment Counseling.  Ms. Wilhelm is a
Pittsburgh,               member of the CFA Society of Pittsburgh and received her B.S. from Indiana University and her M.B.A. from
PA                        Duquesne University.
Began
serving:
August 2006

**Officers do not receive any compensation from the Fund. Officers and Trustees own less than 1% of the Trust's outstanding shares.

OWNERSHIP OF SHARES IN THE FUNDS AS OF DECEMBER 31, 2007

FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST AND INTERMEDIATE MUNICIPAL TRUST



                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN OR TO BE OVERSEEN
                                                BY TRUSTEE OR NOMINEE IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES

             DOLLAR RANGE OF      DOLLAR RANGE
             EQUITY SECURITIES IN OF EQUITY
             FEDERATED SHORT-     SECURITIES IN
             INTERMEDIATE         FEDERATED
             DURATION MUNICIPAL   INTERMEDIATE
             TRUST                MUNICIPAL
                                  TRUST
INTERESTED
NOMINEE
STANDING FOR
ELECTION
J.           None                 None          Over $100,000
Christopher
Donahue

INDEPENDENT
NOMINEES
STANDING FOR
ELECTION
Nicholas P.  None                 None          Over $100,000
Constantakis
R. James     None                 None          None
Nicholson
Thomas M.    None                 None          None
O'Neill
James F.     None                 None          None
Will

INTERESTED
TRUSTEE
John F.      None                 None          Over $100,000
Donahue

INDEPENDENT
TRUSTEES
Thomas G.    None                 None          Over $100,000
Bigley
John T.      None                 None          Over $100,000
Conroy, Jr.
John F.      None                 None          Over $100,000
Cunningham
Peter E.     None                 None          Over $100,000
Madden
Charles F.   None                 None          Over $100,000
Mansfield,
Jr.
John E.      None                 None          Over $100,000
Murray, Jr.,
J.D., S.J.D.
Marjorie P.  None                 None          Over $100,000
Smuts
John S.      None                 None          Over $100,000
Walsh

MONEY MARKET OBLIGATIONS TRUST



                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN OR TO
                                                             BE OVERSEEN BY TRUSTEE OR NOMINEE IN THE FEDERATED FAMILY OF INVESTMENT
                                                             COMPANIES
             DOLLAR      DOLLAR      DOLLAR      DOLLAR
             RANGE OF    RANGE OF    RANGE OF    RANGE OF
             EQUITY      EQUITY      EQUITY      EQUITY
             SECURITIES  SECURITIES  SECURITIES  SECURITIES
             IN ALABAMA  IN ARIZONA  IN          IN
             MUNICIPAL   MUNICIPAL   AUTOMATED   AUTOMATED
             CASH TRUST  CASH TRUST  CASH        GOVERNMENT
                                     MANAGEMENT  CASH
                                     TRUST       RESERVES
INTERESTED
NOMINEE
STANDING FOR
ELECTION
J.           None        None        Over        None        Over $100,000
Christopher                          $100,000
Donahue

INDEPENDENT
NOMINEES
STANDING FOR
ELECTION
Nicholas P.  None        None        $1-$10,000  None        Over $100,000
Constantakis
R. James     None        None        None        None        None
Nicholson
Thomas M.    None        None        None        None        None
O'Neill
James F.     None        None        None        None        None
Will

INTERESTED
TRUSTEE
John F.      None        None        Over        None        Over $100,000
Donahue                              $100,000

INDEPENDENT
TRUSTEES
Thomas G.    None        None        None        None        Over $100,000
Bigley
John T.      None        None        Over        None        Over $100,000
Conroy, Jr.                          $100,000
John F.      None        None        None        None        Over $100,000
Cunningham
Peter E.     None        None        None        None        Over $100,000
Madden
Charles F.   None        None        $10,001-    None        Over $100,000
Mansfield,                           $50,000
Jr.
John E.      None        None        None        None        Over $100,000
Murray, Jr.,
J.D., S.J.D.
Marjorie P.  None        None        Over        None        Over $100,000
Smuts                                $100,000
John S.      None        None        None        None        Over $100,000
Walsh



                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN OR
                                                              TO BE OVERSEEN BY TRUSTEE OR NOMINEE IN THE FEDERATED FAMILY OF
                                                              INVESTMENT COMPANIES
             DOLLAR      DOLLAR      DOLLAR RANGE DOLLAR
             RANGE OF    RANGE OF    OF EQUITY    RANGE OF
             EQUITY      EQUITY      SECURITIES   EQUITY
             SECURITIES  SECURITIES  IN           SECURITIES
             IN          IN          CONNECTICUT  IN
             AUTOMATED   CALIFORNIA  MUNICIPAL    FEDERATED
             GOVERNMENT  MUNICIPAL   CASH TRUST   CAPITAL
             MONEY TRUST CASH TRUST               RESERVES
                                                  FUND
INTERESTED
NOMINEE
STANDING FOR
ELECTION
J.           None        None        None         None        Over $100,000
Christopher
Donahue

INDEPENDENT
NOMINEES
STANDING FOR
ELECTION
Nicholas P.  None        None        None         None        Over $100,000
Constantakis
R. James     None        None        None         None        None
Nicholson
Thomas M.    None        None        None         None        None
O'Neill
James F.     None        None        None         None        None
Will

INTERESTED
TRUSTEE
John F.      None        None        None         None        Over $100,000
Donahue

INDEPENDENT
TRUSTEES
Thomas G.    None        None        None         None        Over $100,000
Bigley
John T.      None        None        None         None        Over $100,000
Conroy, Jr.
John F.      None        None        None         None        Over $100,000
Cunningham
Peter E.     None        None        None         None        Over $100,000
Madden
Charles F.   None        None        None         None        Over $100,000
Mansfield,
Jr.
John E.      None        None        None         None        Over $100,000
Murray, Jr.,
J.D., S.J.D.
Marjorie P.  None        None        None         None        Over $100,000
Smuts
John S.      None        None        None         None        Over $100,000
Walsh



                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN OR TO
                                                             BE OVERSEEN BY TRUSTEE OR NOMINEE IN THE FEDERATED FAMILY OF INVESTMENT
                                                             COMPANIES
             DOLLAR      DOLLAR      DOLLAR      DOLLAR
             RANGE OF    RANGE OF    RANGE OF    RANGE OF
             EQUITY      EQUITY      EQUITY      EQUITY
             SECURITIES  SECURITIES  SECURITIES  SECURITIES
             IN          IN          IN          IN
             FEDERATED   FEDERATED   FEDERATED   FEDERATED
             GOVERNMENT  MASTER      MUNICIPAL   SHORT-TERM
             RESERVES    TRUST       TRUST       U.S.
             FUND                                GOVERNMENT
                                                 TRUST
INTERESTED
NOMINEE
STANDING FOR
ELECTION
J.           None        None        None        None        Over $100,000
Christopher
Donahue

INDEPENDENT
NOMINEES
STANDING FOR
ELECTION
Nicholas P.  None        None        None        None        Over $100,000
Constantakis
R. James     None        None        None        None        None
Nicholson
Thomas M.    None        None        None        None        None
O'Neill
James F.     None        None        None        None        None
Will

INTERESTED
TRUSTEE
John F.      None        None        None        None        Over $100,000
Donahue

INDEPENDENT
TRUSTEES
Thomas G.    None        None        None        None        Over $100,000
Bigley
John T.      None        None        None        None        Over $100,000
Conroy, Jr.
John F.      None        None        None        None        Over $100,000
Cunningham
Peter E.     None        None        None        None        Over $100,000
Madden
Charles F.   None        None        None        None        Over $100,000
Mansfield,
Jr.
John E.      None        None        None        None        Over $100,000
Murray, Jr.,
J.D., S.J.D.
Marjorie P.  None        None        None        None        Over $100,000
Smuts
John S.      None        None        None        None        Over $100,000
Walsh



                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN OR
                                                              TO BE OVERSEEN BY TRUSTEE OR NOMINEE IN THE FEDERATED FAMILY OF
                                                              INVESTMENT COMPANIES
             DOLLAR      DOLLAR      DOLLAR      DOLLAR RANGE
             RANGE OF    RANGE OF    RANGE OF    OF EQUITY
             EQUITY      EQUITY      EQUITY      SECURITIES
             SECURITIES  SECURITIES  SECURITIES  IN
             IN          IN FLORIDA  IN GEORGIA  GOVERNMENT
             FEDERATED   MUNICIPAL   MUNICIPAL   OBLIGATIONS
             TAX-FREE    CASH TRUST  CASH TRUST  FUND
             TRUST
INTERESTED
NOMINEE
STANDING FOR
ELECTION
J.           None        None        None        None         Over $100,000
Christopher
Donahue

INDEPENDENT
NOMINEES
STANDING FOR
ELECTION
Nicholas P.  None        None        None        None         Over $100,000
Constantakis
R. James     None        None        None        None         None
Nicholson
Thomas M.    None        None        None        None         None
O'Neill
James F.     None        None        None        None         None
Will

INTERESTED
TRUSTEE
John F.      None        None        None        None         Over $100,000
Donahue

INDEPENDENT
TRUSTEES
Thomas G.    None        None        None        None         Over $100,000
Bigley
John T.      None        $1-$10,000  None        None         Over $100,000
Conroy, Jr.
John F.      None        None        None        None         Over $100,000
Cunningham
Peter E.     None        None        None        None         Over $100,000
Madden
Charles F.   None        None        None        None         Over $100,000
Mansfield,
Jr.
John E.      None        None        None        None         Over $100,000
Murray, Jr.,
J.D., S.J.D.
Marjorie P.  None        None        None        None         Over $100,000
Smuts
John S.      None        None        None        None         Over $100,000
Walsh



                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN OR
                                                              TO BE OVERSEEN BY TRUSTEE OR NOMINEE IN THE FEDERATED FAMILY OF
                                                              INVESTMENT COMPANIES
             DOLLAR RANGE DOLLAR      DOLLAR      DOLLAR
             OF EQUITY    RANGE OF    RANGE OF    RANGE OF
             SECURITIES   EQUITY      EQUITY      EQUITY
             IN           SECURITIES  SECURITIES  SECURITIES
             GOVERNMENT   IN LIBERTY  IN LIQUID   IN MARYLAND
             OBLIGATIONS  U.S.        CASH TRUST  MUNICIPAL
             TAX-MANAGED  GOVERNMENT              CASH TRUST
             FUND         MONEY
                          MARKET
                          TRUST
INTERESTED
NOMINEE
STANDING FOR
ELECTION
J.           None         $1-$10,000  None        None        Over $100,000
Christopher
Donahue

INDEPENDENT
NOMINEES
STANDING FOR
ELECTION
Nicholas P.  None         None        None        None        Over $100,000
Constantakis
R. James     None         None        None        None        None
Nicholson
Thomas M.    None         None        None        None        None
O'Neill
James F.     None         None        None        None        None
Will

INTERESTED
TRUSTEE
John F.      None         None        None        None        Over $100,000
Donahue

INDEPENDENT
TRUSTEES
Thomas G.    None         None        None        None        Over $100,000
Bigley
John T.      None         None        None        None        Over $100,000
Conroy, Jr.
John F.      None         None        None        None        Over $100,000
Cunningham
Peter E.     Over         None        None        None        Over $100,000
Madden       $100,000
Charles F.   None         $10,001-    None        None        Over $100,000
Mansfield,                $50,000
Jr.
John E.      None         None        None        None        Over $100,000
Murray, Jr.,
J.D., S.J.D.
Marjorie P.  None         None        None        None        Over $100,000
Smuts
John S.      None         None        None        None        Over $100,000
Walsh



                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN OR
                                                                TO BE OVERSEEN BY TRUSTEE OR NOMINEE IN THE FEDERATED FAMILY OF
                                                                INVESTMENT COMPANIES
             DOLLAR RANGE   DOLLAR      DOLLAR      DOLLAR
             OF EQUITY      RANGE OF    RANGE OF    RANGE OF
             SECURITIES IN  EQUITY      EQUITY      EQUITY
             MASSACHUSETTS  SECURITIES  SECURITIES  SECURITIES
             MUNICIPAL CASH IN MICHIGAN IN          IN MONEY
             TRUST          MUNICIPAL   MINNESOTA   MARKET
                            CASH TRUST  MUNICIPAL   MANAGEMENT
                                        CASH TRUST

INTERESTED
NOMINEE
STANDING FOR
ELECTION
J.           None           None        None        None        Over $100,000
Christopher
Donahue

INDEPENDENT
NOMINEES
STANDING FOR
ELECTION
Nicholas P.  None           None        None        None        Over $100,000
Constantakis
R. James     None           None        None        None        None
Nicholson
Thomas M.    None           None        None        None        None
O'Neill
James F.     None           None        None        None        None
Will

INTERESTED
TRUSTEE
John F.      None           None        None        $1-$10,000  Over $100,000
Donahue

INDEPENDENT
TRUSTEES
Thomas G.    None           None        None        None        Over $100,000
Bigley
John T.      None           None        None        None        Over $100,000
Conroy, Jr.
John F.      None           None        None        None        Over $100,000
Cunningham
Peter E.     None           None        None        $1-$10,000  Over $100,000
Madden
Charles F.   None           None        None        None        Over $100,000
Mansfield,
Jr.
John E.      None           None        None        None        Over $100,000
Murray, Jr.,
J.D., S.J.D.
Marjorie P.  None           None        None        None        Over $100,000
Smuts
John S.      None           None        None        None        Over $100,000
Walsh



                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN OR
                                                              TO BE OVERSEEN BY TRUSTEE OR NOMINEE IN THE FEDERATED FAMILY OF
                                                              INVESTMENT COMPANIES
             DOLLAR RANGE DOLLAR      DOLLAR      DOLLAR
             OF EQUITY    RANGE OF    RANGE OF    RANGE OF
             SECURITIES   EQUITY      EQUITY      EQUITY
             IN MUNICIPAL SECURITIES  SECURITIES  SECURITIES
             OBLIGATIONS  IN NEW      IN NEW YORK IN NORTH
             FUND         JERSEY      MUNICIPAL   CAROLINA
                          MUNICIPAL   CASH TRUST  MUNICIPAL
                          CASH TRUST              CASH TRUST
INTERESTED
NOMINEE
STANDING FOR
ELECTION
J.           None         None        None        None        Over $100,000
Christopher
Donahue

INDEPENDENT
NOMINEES
STANDING FOR
ELECTION
Nicholas P.  None         None        None        None        Over $100,000
Constantakis
R. James     None         None        None        None        None
Nicholson
Thomas M.    None         None        None        None        None
O'Neill
James F.     None         None        None        None        None
Will

INTERESTED
TRUSTEE
John F.      None         None        None        None        Over $100,000
Donahue

INDEPENDENT
TRUSTEES
Thomas G.    None         None        None        None        Over $100,000
Bigley
John T.      None         None        None        None        Over $100,000
Conroy, Jr.
John F.      None         None        None        None        Over $100,000
Cunningham
Peter E.     None         None        None        None        Over $100,000
Madden
Charles F.   None         None        None        None        Over $100,000
Mansfield,
Jr.
John E.      None         None        None        None        Over $100,000
Murray, Jr.,
J.D., S.J.D.
Marjorie P.  None         None        None        None        Over $100,000
Smuts
John S.      Over         None        None        None        Over $100,000
Walsh        $100,000



                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN
                                                                 OR TO BE OVERSEEN BY TRUSTEE OR NOMINEE IN THE FEDERATED FAMILY OF
                                                                 INVESTMENT COMPANIES
             DOLLAR      DOLLAR RANGE  DOLLAR RANGE DOLLAR RANGE
             RANGE OF    OF EQUITY     OF EQUITY    OF EQUITY
             EQUITY      SECURITIES IN SECURITIES   SECURITIES
             SECURITIES  PENNSYLVANIA  IN PRIME     IN PRIME
             IN OHIO     MUNICIPAL     CASH         MANAGEMENT
             MUNICIPAL   CASH TRUST    OBLIGATIONS  OBLIGATIONS
             CASH TRUST                FUND         FUND
INTERESTED
NOMINEE
STANDING FOR
ELECTION
J.           None        None          None         None         Over $100,000
Christopher
Donahue

INDEPENDENT
NOMINEES
STANDING FOR
ELECTION
Nicholas P.  None        None          None         None         Over $100,000
Constantakis
R. James     None        None          None         None         None
Nicholson
Thomas M.    None        None          None         None         None
O'Neill
James F.     None        None          None         None         None
Will

INTERESTED
TRUSTEE
John F.      None        None          None         None         Over $100,000
Donahue

INDEPENDENT
TRUSTEES
Thomas G.    None        None          None         None         Over $100,000
Bigley
John T.      None        None          None         None         Over $100,000
Conroy, Jr.
John F.      None        None          None         None         Over $100,000
Cunningham
Peter E.     None        None          None         None         Over $100,000
Madden
Charles F.   None        None          None         None         Over $100,000
Mansfield,
Jr.
John E.      None        Over $100,000 None         None         Over $100,000
Murray, Jr.,
J.D., S.J.D.
Marjorie P.  None        None          None         None         Over $100,000
Smuts
John S.      None        None          None         None         Over $100,000
Walsh



                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN
                                                                 OR TO BE OVERSEEN BY TRUSTEE OR NOMINEE IN THE FEDERATED FAMILY OF
                                                                 INVESTMENT COMPANIES
             DOLLAR RANGE DOLLAR RANGE DOLLAR RANGE DOLLAR RANGE
             OF EQUITY    OF EQUITY    OF EQUITY    OF EQUITY
             SECURITIES   SECURITIES   SECURITIES   SECURITIES
             IN PRIME     IN PRIME     IN TAX-FREE  IN TAX-FREE
             OBLIGATIONS  VALUE        INSTRUMENTS  OBLIGATIONS
             FUND         OBLIGATIONS  TRUST        FUND
                          FUND
INTERESTED
NOMINEE
STANDING FOR
ELECTION
J.           Over          None        Over         None         Over $100,000
Christopher  $100,000                  $100,000
Donahue

INDEPENDENT
NOMINEES
STANDING FOR
ELECTION
Nicholas P.  None         None         None         None         Over $100,000
Constantakis
R. James     None         None         None         None         None
Nicholson
Thomas M.    None         None         None         None         None
O'Neill
James F.     None         None         None         None         None
Will

INTERESTED
TRUSTEE
John F.      None         Over         None         Over         Over $100,000
Donahue                   $100,000                  $100,000

INDEPENDENT
TRUSTEES
Thomas G.    None         None         None         None         Over $100,000
Bigley
John T.      $1-10,000    None         None         None         Over $100,000
Conroy, Jr.
John F.      None         None         None         None         Over $100,000
Cunningham
Peter E.     None         None         None         Over         Over $100,000
Madden                                              $100,000
Charles F.   None         None         None         None         Over $100,000
Mansfield,
Jr.
John E.      None         None         None         None         Over $100,000
Murray, Jr.,
J.D., S.J.D.
Marjorie P.  None         None         None         None         Over $100,000
Smuts
John S.      None         None         None         None         Over $100,000
Walsh



                                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN
                                                                   OR TO BE OVERSEEN BY TRUSTEE OR NOMINEE IN THE FEDERATED FAMILY
                                                                   OF INVESTMENT COMPANIES
                 DOLLAR RANGE DOLLAR RANGE DOLLAR      DOLLAR
                 OF EQUITY    OF EQUITY    RANGE OF    RANGE OF
                 SECURITIES   SECURITIES   EQUITY      EQUITY
                 IN TREASURY  IN TRUST FOR SECURITIES  SECURITIES
                 OBLIGATIONS  U.S.         IN U.S.     IN VIRGINIA
                 FUND         TREASURY     TREASURY    MUNICIPAL
                              OBLIGATIONS  CASH        CASH TRUST
                                           RESERVES
    INTERESTED
    NOMINEE
    STANDING FOR
    ELECTION
    J.           None         None         None        None        Over $100,000
    Christopher
    Donahue

    INDEPENDENT
    NOMINEES
    STANDING FOR
    ELECTION
    Nicholas P.  None         None         None        None        Over $100,000
    Constantakis
    R. James     None         None         None        None        None
    Nicholson
    Thomas M.    None         None         None        None        None
    O'Neill
    James F.     None         None         None        None        None
    Will

    INTERESTED
    TRUSTEE
    John F.      None         None         $10,001-    None        Over $100,000
    Donahue                                $50,000

    INDEPENDENT
    TRUSTEES
    Thomas G.    None         None         None        None        Over $100,000
    Bigley
    John T.      None         None         None        None        Over $100,000
    Conroy, Jr.
    John F.      None         None         None        None        Over $100,000
    Cunningham
    Peter E.     None         None         None        None        Over $100,000
    Madden
    Charles F.   None         None         None        None        Over $100,000
    Mansfield,
    Jr.
    John E.      None         None         None        None        Over $100,000
    Murray, Jr.,
    J.D., S.J.D.
    Marjorie P.  None         None         None        None        Over $100,000
    Smuts
    John S.      None         None         None        None        Over $100,000
    Walsh

COMPENSATION OF TRUSTEES** FROM FUND AND FUND COMPLEX
FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST AND FEDERATED INTERMEDIATE MUNICIPAL TRUST


                                                                                                                       COMPENSATION
TRUSTEES     COMPENSATION FROM FEDERATED SHORT-INTERMEDIATE DURATION      COMPENSATION FROM FEDERATED INTERMEDIATE     FROM THE
             MUNICIPAL TRUST  FOR SERVICE AS A TRUSTEE OF THE FUND (PAST  MUNICIPAL TRUST FOR SERVICE AS A TRUSTEE OF  TRUST AND
             FISCAL YEAR)                                                 THE FUND (PAST FISCAL YEAR)                  FEDERATED
                                                                                                                       FUND COMPLEX
                                                                                                                       (PAST
                                                                                                                       CALENDAR
                                                                                                                       YEAR)
John F.      $0                                                           $0                                           $0
Donahue
J.           $0                                                           $0                                           $0
Christopher
Donahue
Thomas G.    $1,262.82                                                    $1,209.23                                    $198,000
Bigley
John T.      $1,262.82                                                    $1,209.23                                    $198,000
Conroy, Jr.
Nicholas P.  $1,262.82                                                    $1,209.23                                    $198,000
Constantakis
John F.      $1,148.01                                                    $1,099.31                                    $180,000
Cunningham
Peter E.     $1,148.01                                                    $1,099.31                                    $180,000
Madden
Charles F.   $1,262.82                                                    $1,209.23                                    $198,000
Mansfield,
Jr.
John E.      $1,530.69                                                    $1,465.74                                    $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $858.56                                                      $821.03                                      $180,000
O'Neill
Marjorie P.  $1,148.01                                                    $1,099.31                                    $180,000
Smuts
John S.      $1,148.01                                                    $1,099.31                                    $180,000
Walsh
James F.     $1,148.01                                                    $1,099.31                                    $180,000
Will

**Officers do not receive any compensation from the Fund.



MONEY MARKET OBLIGATIONS TRUST


                                                                                      COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM ALABAMA MUNICIPAL CASH TRUST FOR SERVICE AS A TRUSTEE  FUND COMPLEX (PAST CALENDAR YEAR)
             OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                       $0
Donahue
J.           $0                                                                       $0
Christopher
Donahue
Thomas G.    $252.72                                                                  $198,000
Bigley
John T.      $252.72                                                                  $198,000
Conroy, Jr.
Nicholas P.  $252.72                                                                  $198,000
Constantakis
John F.      $229.74                                                                  $180,000
Cunningham
Peter E.     $229.74                                                                  $180,000
Madden
Charles F.   $252.72                                                                  $198,000
Mansfield,
Jr.
John E.      $306.33                                                                  $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $229.74                                                                  $180,000
O'Neill
Marjorie P.  $229.74                                                                  $180,000
Smuts
John S.      $229.74                                                                  $180,000
Walsh
James F.     $229.74                                                                  $180,000
Will

**Officers do not receive any compensation from the Fund.


                                                                                      COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM ARIZONA MUNICIPAL CASH TRUST FOR SERVICE AS A TRUSTEE  FUND COMPLEX (PAST CALENDAR YEAR)
             OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                       $0
Donahue
J.           $0                                                                       $0
Christopher
Donahue
Thomas G.    $98.12                                                                   $198,000
Bigley
John T.      $98.12                                                                   $198,000
Conroy, Jr.
Nicholas P.  $98.12                                                                   $198,000
Constantakis
John F.      $89.18                                                                   $180,000
Cunningham
Peter E.     $89.18                                                                   $180,000
Madden
Charles F.   $98.12                                                                   $198,000
Mansfield,
Jr.
John E.      $118.92                                                                  $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $89.18                                                                   $180,000
O'Neill
Marjorie P.  $89.18                                                                   $180,000
Smuts
John S.      $89.18                                                                   $180,000
Walsh
James F.     $89.18                                                                   $180,000
Will

**Officers do not receive any compensation from the Fund.

                                                                                        COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM AUTOMATED CASH MANAGEMENT TRUST FOR SERVICE AS A TRUSTEE FUND COMPLEX (PAST CALENDAR YEAR)
             OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                         $0
Donahue
J.           $0                                                                         $0
Christopher
Donahue
Thomas G.    $2,339.84                                                                  $198,000
Bigley
John T.      $2,339.84                                                                  $198,000
Conroy, Jr.
Nicholas P.  $2,339.84                                                                  $198,000
Constantakis
John F.      $2,127.13                                                                  $180,000
Cunningham
Peter E.     $2,127.13                                                                  $180,000
Madden
Charles F.   $2,339.84                                                                  $198,000
Mansfield,
Jr.
John E.      $2,836.19                                                                  $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $1,655.47                                                                  $180,000
O'Neill
Marjorie P.  $2,127.13                                                                  $180,000
Smuts
John S.      $2,127.13                                                                  $180,000
Walsh
James F.     $2,127.13                                                                  $180,000
Will

**Officers do not receive any compensation from the Fund.

                       COMPENSATION FROM AUTOMATED GOVERNMENT CASH
                       RESERVES                                     COMPENSATION FROM THE TRUST AND FEDERATED FUND COMPLEX (PAST
TRUSTEES               FOR SERVICE AS A TRUSTEE OF THE FUND (PAST   CALENDAR YEAR)
                       FISCAL YEAR)
John F. Donahue        $0                                           $0
J. Christopher Donahue $0                                           $0
Thomas G. Bigley       $380.73                                      $198,000
John T. Conroy, Jr.    $380.73                                      $198,000
Nicholas P.            $380.73                                      $198,000
Constantakis
John F. Cunningham     $346.11                                      $180,000
Peter E. Madden        $346.11                                      $180,000
Charles F. Mansfield,  $380.73                                      $198,000
Jr.
John E. Murray, Jr.,   $461.49                                      $240,000
J.D., S.J.D.
Thomas M. O'Neill      $188.95                                      $180,000
Marjorie P. Smuts      $346.11                                      $180,000
John S. Walsh          $346.11                                      $180,000
James F. Will          $346.11                                      $180,000

**Officers do not receive any compensation from the Fund

                                                                    COMPENSATION FROM THE TRUST AND FEDERATED FUND COMPLEX (PAST
TRUSTEES               COMPENSATION FROM AUTOMATED GOVERNMENT MONEY CALENDAR YEAR)
                       TRUST
                       FOR SERVICE AS A TRUSTEE OF THE FUND (PAST
                       FISCAL YEAR)
John F. Donahue        $0                                           $0
J. Christopher Donahue $0                                           $0
Thomas G. Bigley       $483.81                                      $198,000
John T. Conroy, Jr.    $483.81                                      $198,000
Nicholas P.            $483.81                                      $198,000
Constantakis
John F. Cunningham     $439.82                                      $180,000
Peter E. Madden        $439.82                                      $180,000
Charles F. Mansfield,  $483.81                                      $198,000
Jr.
John E. Murray, Jr.,   $586.44                                      $240,000
J.D., S.J.D.
Thomas M. O'Neill      $330.12                                      $180,000
Marjorie P. Smuts      $439.82                                      $180,000
John S. Walsh          $439.82                                      $180,000
James F. Will          $439.82                                      $180,000

**Officers do not receive any compensation from the Fund

                                                                    COMPENSATION FROM THE TRUST AND FEDERATED FUND COMPLEX (PAST
TRUSTEES               COMPENSATION FROM CALIFORNIA MUNICIPAL CASH  CALENDAR YEAR)
                       TRUST
                       FOR SERVICE AS A TRUSTEE OF THE FUND (PAST
                       FISCAL YEAR)
John F. Donahue        $0                                           $0
J. Christopher Donahue $0                                           $0
Thomas G. Bigley       $1,899.53                                    $198,000
John T. Conroy, Jr.    $1,899.53                                    $198,000
Nicholas P.            $1,899.53                                    $198,000
Constantakis
John F. Cunningham     $1,726.84                                    $180,000
Peter E. Madden        $1,726.84                                    $180,000
Charles F. Mansfield,  $1,899.53                                    $198,000
Jr.
John E. Murray, Jr.,   $2,302.49                                    $240,000
J.D., S.J.D.
Thomas M. O'Neill      $1,726.84                                    $180,000
Marjorie P. Smuts      $1,726.84                                    $180,000
John S. Walsh          $1,726.84                                    $180,000
James F. Will          $1,726.84                                    $180,000

**Officers do not receive any compensation from the Fund


                                                                                        COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM CONNECTICUT MUNICIPAL CASH TRUST FOR SERVICE AS A        FUND COMPLEX (PAST CALENDAR YEAR)
             TRUSTEE OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                         $0
Donahue
J.           $0                                                                         $0
Christopher
Donahue
Thomas G.    $193.22                                                                    $198,000
Bigley
John T.      $193.22                                                                    $198,000
Conroy, Jr.
Nicholas P.  $193.22                                                                    $198,000
Constantakis
John F.      $175.64                                                                    $180,000
Cunningham
Peter E.     $175.64                                                                    $180,000
Madden
Charles F.   $193.22                                                                    $198,000
Mansfield,
Jr.
John E.      $234.18                                                                    $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $175.64                                                                    $180,000
O'Neill
Marjorie P.  $175.64                                                                    $180,000
Smuts
John S.      $175.64                                                                    $180,000
Walsh
James F.     $175.64                                                                    $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                        COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM FEDERATED CAPITAL RESERVES FUND FOR SERVICE AS A TRUSTEE FUND COMPLEX (PAST CALENDAR YEAR)
             OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                         $0
Donahue
J.           $0                                                                         $0
Christopher
Donahue
Thomas G.    $ 7,133.70                                                                 $198,000
Bigley
John T.      $ 7,133.70                                                                 $198,000
Conroy, Jr.
Nicholas P.  $7,133.70                                                                  $198,000
Constantakis
John F.      $6,485.16                                                                  $180,000
Cunningham
Peter E.     $6,485.16                                                                  $180,000
Madden
Charles F.   $7,133.70                                                                  $198,000
Mansfield,
Jr.
John E.      $8,646.97                                                                  $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $4,885.10                                                                  $180,000
O'Neill
Marjorie P.  $6,485.16                                                                  $180,000
Smuts
John S.      $6,485.16                                                                  $180,000
Walsh
James F.     $6,485.16                                                                  $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                         COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM FEDERATED GOVERNMENT RESERVES FUND FOR SERVICE AS A       FUND COMPLEX (PAST CALENDAR YEAR)
             TRUSTEE OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                          $0
Donahue
J.           $0                                                                          $0
Christopher
Donahue
Thomas G.    $6,469.57                                                                   $198,000
Bigley
John T.      $6,469.57                                                                   $198,000
Conroy, Jr.
Nicholas P.  $6,469.57                                                                   $198,000
Constantakis
John F.      $5,881.41                                                                   $180,000
Cunningham
Peter E.     $5,881.41                                                                   $180,000
Madden
Charles F.   $6,469.57                                                                   $198,000
Mansfield,
Jr.
John E.      $7,841.95                                                                   $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $4,525.19                                                                   $180,000
O'Neill
Marjorie P.  $5,881.41                                                                   $180,000
Smuts
John S.      $5,881.41                                                                   $180,000
Walsh
James F.     $5,881.41                                                                   $180,000
Will

**Officers do not receive any compensation from the Fund


                                                                                   COMPENSATION FROM THE TRUST AND FEDERATED FUND
TRUSTEES     COMPENSATION FROM FEDERATED MASTER TRUST FOR SERVICE AS A TRUSTEE OF  COMPLEX (PAST CALENDAR YEAR)
             THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                    $0
Donahue
J.           $0                                                                    $0
Christopher
Donahue
Thomas G.    $187.78                                                               $198,000
Bigley
John T.      $187.78                                                               $198,000
Conroy, Jr.
Nicholas P.  $187.78                                                               $198,000
Constantakis
John F.      $170.71                                                               $180,000
Cunningham
Peter E.     $170.71                                                               $180,000
Madden
Charles F.   $187.78                                                               $198,000
Mansfield,
Jr.
John E.      $227.61                                                               $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $131.31                                                               $180,000
O'Neill
Marjorie P.  $170.71                                                               $180,000
Smuts
John S.      $170.71                                                               $180,000
Walsh
James F.     $170.71                                                               $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                     COMPENSATION FROM THE TRUST AND FEDERATED FUND
TRUSTEES     COMPENSATION FROM FEDERATED MUNICIPAL TRUST FOR SERVICE AS A TRUSTEE OF COMPLEX (PAST CALENDAR YEAR)
             THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                      $0
Donahue
J.           $0                                                                      $0
Christopher
Donahue
Thomas G.    $369.15                                                                 $198,000
Bigley
John T.      $369.15                                                                 $198,000
Conroy, Jr.
Nicholas P.  $369.15                                                                 $198,000
Constantakis
John F.      $335.59                                                                 $180,000
Cunningham
Peter E.     $335.59                                                                 $180,000
Madden
Charles F.   $369.15                                                                 $198,000
Mansfield,
Jr.
John E.      $447.44                                                                 $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $253.94                                                                 $180,000
O'Neill
Marjorie P.  $335.59                                                                 $180,000
Smuts
John S.      $335.59                                                                 $180,000
Walsh
James F.     $335.59                                                                 $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                             COMPENSATION FROM THE TRUST AND
TRUSTEES     COMPENSATION FROM FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST FOR SERVICE AS A   FEDERATED FUND COMPLEX (PAST CALENDAR
             TRUSTEE OF THE FUND (PAST FISCAL YEAR)                                          YEAR)
John F.      $0                                                                              $0
Donahue
J.           $0                                                                              $0
Christopher
Donahue
Thomas G.    $199.36                                                                         $198,000
Bigley
John T.      $199.36                                                                         $198,000
Conroy, Jr.
Nicholas P.  $199.36                                                                         $198,000
Constantakis
John F.      $181.24                                                                         $180,000
Cunningham
Peter E.     $181.24                                                                         $180,000
Madden
Charles F.   $199.36                                                                         $198,000
Mansfield,
Jr.
John E.      $241.65                                                                         $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $135.27                                                                         $180,000
O'Neill
Marjorie P.  $181.24                                                                         $180,000
Smuts
John S.      $181.24                                                                         $180,000
Walsh
James F.     $181.24                                                                         $180,000
Will

**Officers do not receive any compensation from the Fund


                                                                                    COMPENSATION FROM THE TRUST AND FEDERATED FUND
TRUSTEES     COMPENSATION FROM FEDERATED TAX-FREE TRUST FOR SERVICE AS A TRUSTEE OF COMPLEX (PAST CALENDAR YEAR)
             THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                     $0
Donahue
J.           $0                                                                     $0
Christopher
Donahue
Thomas G.    $182.26                                                                $198,000
Bigley
John T.      $182.26                                                                $198,000
Conroy, Jr.
Nicholas P.  $182.26                                                                $198,000
Constantakis
John F.      $165.69                                                                $180,000
Cunningham
Peter E.     $165.69                                                                $180,000
Madden
Charles F.   $182.26                                                                $198,000
Mansfield,
Jr.
John E.      $220.92                                                                $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $165.69                                                                $180,000
O'Neill
Marjorie P.  $165.69                                                                $180,000
Smuts
John S.      $165.69                                                                $180,000
Walsh
James F.     $165.69                                                                $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                      COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM FLORIDA MUNICIPAL CASH TRUST FOR SERVICE AS A TRUSTEE  FUND COMPLEX (PAST CALENDAR YEAR)
             OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                       $0
Donahue
J.           $0                                                                       $0
Christopher
Donahue
Thomas G.    $434.36                                                                  $198,000
Bigley
John T.      $434.36                                                                  $198,000
Conroy, Jr.
Nicholas P.  $434.36                                                                  $198,000
Constantakis
John F.      $394.87                                                                  $180,000
Cunningham
Peter E.     $394.87                                                                  $180,000
Madden
Charles F.   $434.36                                                                  $198,000
Mansfield,
Jr.
John E.      $526.49                                                                  $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $394.87                                                                  $180,000
O'Neill
Marjorie P.  $394.87                                                                  $180,000
Smuts
John S.      $394.87                                                                  $180,000
Walsh
James F.     $394.87                                                                  $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                      COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM GEORGIA MUNICIPAL CASH TRUST FOR SERVICE AS A TRUSTEE  FUND COMPLEX (PAST CALENDAR YEAR)
             OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                       $0
Donahue
J.           $0                                                                       $0
Christopher
Donahue
Thomas G.    $558.25                                                                  $198,000
Bigley
John T.      $558.25                                                                  $198,000
Conroy, Jr.
Nicholas P.  $558.25                                                                  $198,000
Constantakis
John F.      $507.50                                                                  $180,000
Cunningham
Peter E.     $507.50                                                                  $180,000
Madden
Charles F.   $558.25                                                                  $198,000
Mansfield,
Jr.
John E.      $676.67                                                                  $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $507.50                                                                  $180,000
O'Neill
Marjorie P.  $507.50                                                                  $180,000
Smuts
John S.      $507.50                                                                  $180,000
Walsh
James F.     $507.50                                                                  $180,000
Will

**Officers do not receive any compensation from the Fund


                                                                                      COMPENSATION FROM THE TRUST AND FEDERATED FUND
TRUSTEES     COMPENSATION FROM GOVERNMENT OBLIGATIONS FUND FOR SERVICE AS A TRUSTEE   COMPLEX (PAST CALENDAR YEAR)
             OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                       $0
Donahue
J.           $0                                                                       $0
Christopher
Donahue
Thomas G.    $9,049.90                                                                $198,000
Bigley
John T.      $9,049.90                                                                $198,000
Conroy, Jr.
Nicholas P.  $9,049.90                                                                $198,000
Constantakis
John F.      $8,227.20                                                                $180,000
Cunningham
Peter E.     $8,227.20                                                                $180,000
Madden
Charles F.   $9,049.90                                                                $198,000
Mansfield,
Jr.
John E.      $10,969.68                                                               $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $6,303.07                                                                $180,000
O'Neill
Marjorie P.  $8,227.20                                                                $180,000
Smuts
John S.      $8,227.20                                                                $180,000
Walsh
James F.     $8,227.20                                                                $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                            COMPENSATION FROM THE TRUST AND
TRUSTEES     COMPENSATION FROM GOVERNMENT OBLIGATIONS TAX-MANAGED FUND FOR SERVICE AS A     FEDERATED FUND COMPLEX (PAST CALENDAR
             TRUSTEE OF THE FUND (PAST FISCAL YEAR)                                         YEAR)
John F.      $0                                                                             $0
Donahue
J.           $0                                                                             $0
Christopher
Donahue
Thomas G.    $2,996.47                                                                      $198,000
Bigley
John T.      $2,996.47                                                                      $198,000
Conroy, Jr.
Nicholas P.  $2,996.47                                                                      $198,000
Constantakis
John F.      $2,724.06                                                                      $180,000
Cunningham
Peter E.     $2,724.06                                                                      $180,000
Madden
Charles F.   $2,996.47                                                                      $198,000
Mansfield,
Jr.
John E.      $3,632.11                                                                      $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $2,052.63                                                                      $180,000
O'Neill
Marjorie P.  $2,724.06                                                                      $180,000
Smuts
John S.      $2,724.06                                                                      $180,000
Walsh
James F.     $2,724.06                                                                      $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                             COMPENSATION FROM THE TRUST AND
TRUSTEES     COMPENSATION FROM LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST FOR SERVICE AS A   FEDERATED FUND COMPLEX (PAST CALENDAR
             TRUSTEE OF THE FUND (PAST FISCAL YEAR)                                          YEAR)
John F.      $0                                                                              $0
Donahue
J.           $0                                                                              $0
Christopher
Donahue
Thomas G.    $272.77                                                                         $198,000
Bigley
John T.      $272.77                                                                         $198,000
Conroy, Jr.
Nicholas P.  $272.77                                                                         $198,000
Constantakis
John F.      $247.96                                                                         $180,000
Cunningham
Peter E.     $247.96                                                                         $180,000
Madden
Charles F.   $272.77                                                                         $198,000
Mansfield,
Jr.
John E.      $330.62                                                                         $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $183.96                                                                         $180,000
O'Neill
Marjorie P.  $247.96                                                                         $180,000
Smuts
John S.      $247.96                                                                         $180,000
Walsh
James F.     $247.96                                                                         $180,000
Will

**Officers do not receive any compensation from the Fund


                                                                                 COMPENSATION FROM THE TRUST AND FEDERATED FUND
TRUSTEES     COMPENSATION FROM LIQUID CASH TRUST FOR SERVICE AS A TRUSTEE OF THE COMPLEX (PAST CALENDAR YEAR)
             FUND (PAST FISCAL YEAR)
John F.      $0                                                                  $0
Donahue
J.           $0                                                                  $0
Christopher
Donahue
Thomas G.    $108.21                                                             $198,000
Bigley
John T.      $108.21                                                             $198,000
Conroy, Jr.
Nicholas P.  $108.21                                                             $198,000
Constantakis
John F.      $98.38                                                              $180,000
Cunningham
Peter E.     $98.38                                                              $180,000
Madden
Charles F.   $108.21                                                             $198,000
Mansfield,
Jr.
John E.      $131.16                                                             $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $72.05                                                              $180,000
O'Neill
Marjorie P.  $98.38                                                              $180,000
Smuts
John S.      $98.38                                                              $180,000
Walsh
James F.     $98.38                                                              $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                       COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM MARYLAND MUNICIPAL CASH TRUST FOR SERVICE AS A TRUSTEE  FUND COMPLEX (PAST CALENDAR YEAR)
             OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                        $0
Donahue
J.           $0                                                                        $0
Christopher
Donahue
Thomas G.    $100.93                                                                   $198,000
Bigley
John T.      $100.93                                                                   $198,000
Conroy, Jr.
Nicholas P.  $100.93                                                                   $198,000
Constantakis
John F.      $91.76                                                                    $180,000
Cunningham
Peter E.     $91.76                                                                    $180,000
Madden
Charles F.   $100.93                                                                   $198,000
Mansfield,
Jr.
John E.      $122.34                                                                   $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $91.76                                                                    $180,000
O'Neill
Marjorie P.  $91.76                                                                    $180,000
Smuts
John S.      $91.76                                                                    $180,000
Walsh
James F.     $91.76                                                                    $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                         COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM MASSACHUSETTS MUNICIPAL CASH TRUST FOR SERVICE AS A       FUND COMPLEX (PAST CALENDAR YEAR)
             TRUSTEE OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                          $0
Donahue
J.           $0                                                                          $0
Christopher
Donahue
Thomas G.    $252.67                                                                     $198,000
Bigley
John T.      $252.67                                                                     $198,000
Conroy, Jr.
Nicholas P.  $252.67                                                                     $198,000
Constantakis
John F.      $229.70                                                                     $180,000
Cunningham
Peter E.     $229.70                                                                     $180,000
Madden
Charles F.   $252.67                                                                     $198,000
Mansfield,
Jr.
John E.      $306.27                                                                     $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $229.70                                                                     $180,000
O'Neill
Marjorie P.  $229.70                                                                     $180,000
Smuts
John S.      $229.70                                                                     $180,000
Walsh
James F.     $229.70                                                                     $180,000
Will

**Officers do not receive any compensation from the Fund


                                                                                       COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM MICHIGAN  MUNICIPAL CASH TRUST FOR SERVICE AS A TRUSTEE FUND COMPLEX (PAST CALENDAR YEAR)
             OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                        $0
Donahue
J.           $0                                                                        $0
Christopher
Donahue
Thomas G.    $234.73                                                                   $198,000
Bigley
John T.      $234.73                                                                   $198,000
Conroy, Jr.
Nicholas P.  $234.73                                                                   $198,000
Constantakis
John F.      $213.39                                                                   $180,000
Cunningham
Peter E.     $213.39                                                                   $180,000
Madden
Charles F.   $234.73                                                                   $198,000
Mansfield,
Jr.
John E.      $284.52                                                                   $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $213.39                                                                   $180,000
O'Neill
Marjorie P.  $213.39                                                                   $180,000
Smuts
John S.      $213.39                                                                   $180,000
Walsh
James F.     $213.39                                                                   $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                       COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM MINNESOTA MUNICIPAL CASH TRUST FOR SERVICE AS A TRUSTEE FUND COMPLEX (PAST CALENDAR YEAR)
             OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                        $0
Donahue
J.           $0                                                                        $0
Christopher
Donahue
Thomas G.    $383.12                                                                   $198,000
Bigley
John T.      $383.12                                                                   $198,000
Conroy, Jr.
Nicholas P.  $383.12                                                                   $198,000
Constantakis
John F.      $348.30                                                                   $180,000
Cunningham
Peter E.     $348.30                                                                   $180,000
Madden
Charles F.   $383.12                                                                   $198,000
Mansfield,
Jr.
John E.      $464.40                                                                   $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $348.30                                                                   $180,000
O'Neill
Marjorie P.  $348.30                                                                   $180,000
Smuts
John S.      $348.30                                                                   $180,000
Walsh
James F.     $348.30                                                                   $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                    COMPENSATION FROM THE TRUST AND FEDERATED FUND
TRUSTEES     COMPENSATION FROM MONEY MARKET MANAGEMENT FOR SERVICE AS A TRUSTEE OF  COMPLEX (PAST CALENDAR YEAR)
             THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                     $0
Donahue
J.           $0                                                                     $0
Christopher
Donahue
Thomas G.    $57.26                                                                 $198,000
Bigley
John T.      $57.26                                                                 $198,000
Conroy, Jr.
Nicholas P.  $57.26                                                                 $198,000
Constantakis
John F.      $52.08                                                                 $180,000
Cunningham
Peter E.     $52.08                                                                 $180,000
Madden
Charles F.   $57.26                                                                 $198,000
Mansfield,
Jr.
John E.      $69.42                                                                 $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $38.71                                                                 $180,000
O'Neill
Marjorie P.  $52.08                                                                 $180,000
Smuts
John S.      $52.08                                                                 $180,000
Walsh
James F.     $52.08                                                                 $180,000
Will

**Officers do not receive any compensation from the Fund


                                                                                     COMPENSATION FROM THE TRUST AND FEDERATED FUND
TRUSTEES     COMPENSATION FROM MUNICIPAL OBLIGATIONS FUND FOR SERVICE AS A TRUSTEE   COMPLEX (PAST CALENDAR YEAR)
             OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                      $0
Donahue
J.           $0                                                                      $0
Christopher
Donahue
Thomas G.    $4,788.80                                                               $198,000
Bigley
John T.      $4,788.80                                                               $198,000
Conroy, Jr.
Nicholas P.  $4,788.80                                                               $198,000
Constantakis
John F.      $4,353.45                                                               $180,000
Cunningham
Peter E.     $4,353.45                                                               $180,000
Madden
Charles F.   $4,788.80                                                               $198,000
Mansfield,
Jr.
John E.      $5,804.64                                                               $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $3,329.65                                                               $180,000
O'Neill
Marjorie P.  $4,353.45                                                               $180,000
Smuts
John S.      $4,353.45                                                               $180,000
Walsh
James F.     $4,353.45                                                               $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                        COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM NEW JERSEY MUNICIPAL CASH TRUST FOR SERVICE AS A TRUSTEE FUND COMPLEX (PAST CALENDAR YEAR)
             OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                         $0
Donahue
J.           $0                                                                         $0
Christopher
Donahue
Thomas G.    $335.48                                                                    $198,000
Bigley
John T.      $335.48                                                                    $198,000
Conroy, Jr.
Nicholas P.  $335.48                                                                    $198,000
Constantakis
John F.      $304.99                                                                    $180,000
Cunningham
Peter E.     $304.99                                                                    $180,000
Madden
Charles F.   $335.48                                                                    $198,000
Mansfield,
Jr.
John E.      $406.65                                                                    $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $304.99                                                                    $180,000
O'Neill
Marjorie P.  $304.99                                                                    $180,000
Smuts
John S.      $304.99                                                                    $180,000
Walsh
James F.     $304.99                                                                    $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                       COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM NEW YORK MUNICIPAL CASH TRUST FOR SERVICE AS A TRUSTEE  FUND COMPLEX (PAST CALENDAR YEAR)
             OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                        $0
Donahue
J.           $0                                                                        $0
Christopher
Donahue
Thomas G.    $1,187.39                                                                 $198,000
Bigley
John T.      $1,187.39                                                                 $198,000
Conroy, Jr.
Nicholas P.  $1,187.39                                                                 $198,000
Constantakis
John F.      $1,079.44                                                                 $180,000
Cunningham
Peter E.     $1,079.44                                                                 $180,000
Madden
Charles F.   $1,187.39                                                                 $198,000
Mansfield,
Jr.
John E.      $1,439.27                                                                 $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $1,079.44                                                                 $180,000
O'Neill
Marjorie P.  $1,079.44                                                                 $180,000
Smuts
John S.      $1,079.44                                                                 $180,000
Walsh
James F.     $1,079.44                                                                 $180,000
Will

**Officers do not receive any compensation from the Fund


                                                                                          COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM NORTH CAROLINA MUNICIPAL CASH TRUST FOR SERVICE AS A       FUND COMPLEX (PAST CALENDAR YEAR)
             TRUSTEE OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                           $0
Donahue
J.           $0                                                                           $0
Christopher
Donahue
Thomas G.    $254.85                                                                      $198,000
Bigley
John T.      $254.85                                                                      $198,000
Conroy, Jr.
Nicholas P.  $254.85                                                                      $198,000
Constantakis
John F.      $231.67                                                                      $180,000
Cunningham
Peter E.     $231.67                                                                      $180,000
Madden
Charles F.   $254.85                                                                      $198,000
Mansfield,
Jr.
John E.      $308.91                                                                      $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $231.67                                                                      $180,000
O'Neill
Marjorie P.  $231.67                                                                      $180,000
Smuts
John S.      $231.67                                                                      $180,000
Walsh
James F.     $231.67                                                                      $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                     COMPENSATION FROM THE TRUST AND FEDERATED FUND
TRUSTEES     COMPENSATION FROM OHIO MUNICIPAL CASH TRUST FOR SERVICE AS A TRUSTEE OF COMPLEX (PAST CALENDAR YEAR)
             THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                      $0
Donahue
J.           $0                                                                      $0
Christopher
Donahue
Thomas G.    $290.93                                                                 $198,000
Bigley
John T.      $290.93                                                                 $198,000
Conroy, Jr.
Nicholas P.  $290.93                                                                 $198,000
Constantakis
John F.      $264.48                                                                 $180,000
Cunningham
Peter E.     $264.48                                                                 $180,000
Madden
Charles F.   $290.93                                                                 $198,000
Mansfield,
Jr.
John E.      $352.64                                                                 $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $264.48                                                                 $180,000
O'Neill
Marjorie P.  $264.48                                                                 $180,000
Smuts
John S.      $264.48                                                                 $180,000
Walsh
James F.     $264.48                                                                 $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                         COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM PENNSYLVANIA MUNICIPAL CASH TRUST FOR SERVICE AS A        FUND COMPLEX (PAST CALENDAR YEAR)
             TRUSTEE OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                          $0
Donahue
J.           $0                                                                          $0
Christopher
Donahue
Thomas G.    $402.31                                                                     $198,000
Bigley
John T.      $ 402.31                                                                    $198,000
Conroy, Jr.
Nicholas P.  $402.31                                                                     $198,000
Constantakis
John F.      $365.72                                                                     $180,000
Cunningham
Peter E.     $365.72                                                                     $180,000
Madden
Charles F.   $402.31                                                                     $198,000
Mansfield,
Jr.
John E.      $487.65                                                                     $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $365.72                                                                     $180,000
O'Neill
Marjorie P.  $365.72                                                                     $180,000
Smuts
John S.      $365.72                                                                     $180,000
Walsh
James F.     $365.72                                                                     $180,000
Will

**Officers do not receive any compensation from the Fund


                                                                                      COMPENSATION FROM THE TRUST AND FEDERATED FUND
TRUSTEES     COMPENSATION FROM PRIME CASH OBLIGATIONS FUND FOR SERVICE AS A TRUSTEE   COMPLEX (PAST CALENDAR YEAR)
             OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                       $0
Donahue
J.           $0                                                                       $0
Christopher
Donahue
Thomas G.    $6,908.74                                                                $198,000
Bigley
John T.      $6,908.74                                                                $198,000
Conroy, Jr.
Nicholas P.  $6,908.74                                                                $198,000
Constantakis
John F.      $6,280.65                                                                $180,000
Cunningham
Peter E.     $6,280.65                                                                $180,000
Madden
Charles F.   $6,908.74                                                                $198,000
Mansfield,
Jr.
John E.      $8,374.29                                                                $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $4,522.00                                                                $180,000
O'Neill
Marjorie P.  $6,280.65                                                                $180,000
Smuts
John S.      $6,280.65                                                                $180,000
Walsh
James F.     $6,280.65                                                                $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                         COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM PRIME MANAGEMENT OBLIGATIONS FUND FOR SERVICE AS A        FUND COMPLEX (PAST CALENDAR YEAR)
             TRUSTEE OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                          $0
Donahue
J.           $0                                                                          $0
Christopher
Donahue
Thomas G.    $3,111.21                                                                   $198,000
Bigley
John T.      $3,111.21                                                                   $198,000
Conroy, Jr.
Nicholas P.  $3,111.21                                                                   $198,000
Constantakis
John F.      $2,828.37                                                                   $180,000
Cunningham
Peter E.     $2,828.37                                                                   $180,000
Madden
Charles F.   $ 3,111.21                                                                  $198,000
Mansfield,
Jr.
John E.      $3,771.19                                                                   $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $2,171.61                                                                   $180,000
O'Neill
Marjorie P.  $2,828.37                                                                   $180,000
Smuts
John S.      $2,828.37                                                                   $180,000
Walsh
James F.     $2,828.37                                                                   $180,000
Will

**Officers do not receive any compensation from the Fund


                                                                                   COMPENSATION FROM THE TRUST AND FEDERATED FUND
TRUSTEES     COMPENSATION FROM PRIME OBLIGATIONS FUND FOR SERVICE AS A TRUSTEE OF  COMPLEX (PAST CALENDAR YEAR)
             THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                    $0
Donahue
J.           $0                                                                    $0
Christopher
Donahue
Thomas G.    $18,269.57                                                            $198,000
Bigley
John T.      $18,269.57                                                            $198,000
Conroy, Jr.
Nicholas P.  $18,269.57                                                            $198,000
Constantakis
John F.      $16,608.57                                                            $180,000
Cunningham
Peter E.     $16,608.57                                                            $180,000
Madden
Charles F.   $18,269.57                                                            $198,000
Mansfield,
Jr.
John E.      $22,145.36                                                            $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $12,386.42                                                            $180,000
O'Neill
Marjorie P.  $16,608.57                                                            $180,000
Smuts
John S.      $16,608.57                                                            $180,000
Walsh
James F.     $16,608.57                                                            $180,000
Will

**Officers do not receive any compensation from the Fund


                                                                                      COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM PRIME VALUE OBLIGATIONS FUND FOR SERVICE AS A TRUSTEE  FUND COMPLEX (PAST CALENDAR YEAR)
             OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                       $0
Donahue
J.           $0                                                                       $0
Christopher
Donahue
Thomas G.    $8,836.60                                                                $198,000
Bigley
John T.      $8,836.60                                                                $198,000
Conroy, Jr.
Nicholas P.  $8,836.60                                                                $198,000
Constantakis
John F.      $8,033.27                                                                $180,000
Cunningham
Peter E.     $8,033.27                                                                $180,000
Madden
Charles F.   $8,836.60                                                                $198,000
Mansfield,
Jr.
John E.      $10,711.13                                                               $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $5,758.88                                                                $180,000
O'Neill
Marjorie P.  $8,033.27                                                                $180,000
Smuts
John S.      $8,033.27                                                                $180,000
Walsh
James F.     $8,033.27                                                                $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                     COMPENSATION FROM THE TRUST AND FEDERATED FUND
TRUSTEES     COMPENSATION FROM TAX-FREE INSTRUMENTS TRUST FOR SERVICE AS A TRUSTEE   COMPLEX (PAST CALENDAR YEAR)
             OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                      $0
Donahue
J.           $0                                                                      $0
Christopher
Donahue
Thomas G.    $2,331.44                                                               $198,000
Bigley
John T.      $2,331.44                                                               $198,000
Conroy, Jr.
Nicholas P.  $2,331.44                                                               $198,000
Constantakis
John F.      $2,119.50                                                               $180,000
Cunningham
Peter E.     $2,119.50                                                               $180,000
Madden
Charles F.   $2,331.44                                                               $198,000
Mansfield,
Jr.
John E.      $2,826.02                                                               $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $1,035.14                                                               $180,000
O'Neill
Marjorie P.  $2,119.50                                                               $180,000
Smuts
John S.      $2,119.50                                                               $180,000
Walsh
James F.     $2,119.50                                                               $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                     COMPENSATION FROM THE TRUST AND FEDERATED FUND
TRUSTEES     COMPENSATION FROM TAX-FREE OBLIGATIONS FUND FOR SERVICE AS A TRUSTEE OF COMPLEX (PAST CALENDAR YEAR)
             THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                      $0
Donahue
J.           $0                                                                      $0
Christopher
Donahue
Thomas G.    $7,287.28                                                               $198,000
Bigley
John T.      $7,287.28                                                               $198,000
Conroy, Jr.
Nicholas P.  $7,287.28                                                               $198,000
Constantakis
John F.      $6,624.80                                                               $180,000
Cunningham
Peter E.     $6,624.80                                                               $180,000
Madden
Charles F.   $7,287.28                                                               $198,000
Mansfield,
Jr.
John E.      $8,833.14                                                               $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $4,981.82                                                               $180,000
O'Neill
Marjorie P.  $6,624.80                                                               $180,000
Smuts
John S.      $6,624.80                                                               $180,000
Walsh
James F.     $6,624.80                                                               $180,000
Will

**Officers do not receive any compensation from the Fund


                                                                                     COMPENSATION FROM THE TRUST AND FEDERATED FUND
TRUSTEES     COMPENSATION FROM TREASURY OBLIGATIONS FUND FOR SERVICE AS A TRUSTEE OF COMPLEX (PAST CALENDAR YEAR)
             THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                      $0
Donahue
J.           $0                                                                      $0
Christopher
Donahue
Thomas G.    $11,832.77                                                              $198,000
Bigley
John T.      $11,832.77                                                              $198,000
Conroy, Jr.
Nicholas P.  $11,832.77                                                              $198,000
Constantakis
John F.      $10,757.07                                                              $180,000
Cunningham
Peter E.     $10,757.07                                                              $180,000
Madden
Charles F.   $11,832.77                                                              $198,000
Mansfield,
Jr.
John E.      $14,342.89                                                              $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $8,107.47                                                               $180,000
O'Neill
Marjorie P.  $10,757.07                                                              $180,000
Smuts
John S.      $10,757.07                                                              $180,000
Walsh
James F.     $10,757.07                                                              $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                          COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM TRUST FOR U.S. TREASURY OBLIGATIONS FOR SERVICE AS A       FUND COMPLEX (PAST CALENDAR YEAR)
             TRUSTEE OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                           $0
Donahue
J.           $0                                                                           $0
Christopher
Donahue
Thomas G.    $439.32                                                                      $198,000
Bigley
John T.      $439.32                                                                      $198,000
Conroy, Jr.
Nicholas P.  $439.32                                                                      $198,000
Constantakis
John F.      $399.41                                                                      $180,000
Cunningham
Peter E.     $399.41                                                                      $180,000
Madden
Charles F.   $439.32                                                                      $198,000
Mansfield,
Jr.
John E.      $532.52                                                                      $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $298.99                                                                      $180,000
O'Neill
Marjorie P.  $399.41                                                                      $180,000
Smuts
John S.      $399.41                                                                      $180,000
Walsh
James F.     $399.41                                                                      $180,000
Will

**Officers do not receive any compensation from the Fund

                                                                                      COMPENSATION FROM THE TRUST AND FEDERATED FUND
TRUSTEES     COMPENSATION FROM U.S. TREASURY CASH RESERVES FOR SERVICE AS A TRUSTEE   COMPLEX (PAST CALENDAR YEAR)
             OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                       $0
Donahue
J.           $0                                                                       $0
Christopher
Donahue
Thomas G.    $2,160.80                                                                $198,000
Bigley
John T.      $2,160.80                                                                $198,000
Conroy, Jr.
Nicholas P.  $2,160.80                                                                $198,000
Constantakis
John F.      $1,964.36                                                                $180,000
Cunningham
Peter E.     $1,964.36                                                                $180,000
Madden
Charles F.   $2,160.80                                                                $198,000
Mansfield,
Jr.
John E.      $2,619.17                                                                $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $1,013.13                                                                $180,000
O'Neill
Marjorie P.  $1,964.36                                                                $180,000
Smuts
John S.      $1,964.36                                                                $180,000
Walsh
James F.     $1,964.36                                                                $180,000
Will

**Officers do not receive any compensation from the Fund


                                                                                       COMPENSATION FROM THE TRUST AND FEDERATED
TRUSTEES     COMPENSATION FROM VIRGINIA MUNICIPAL CASH TRUST FOR SERVICE AS A TRUSTEE  FUND COMPLEX (PAST CALENDAR YEAR)
             OF THE FUND (PAST FISCAL YEAR)
John F.      $0                                                                        $0
Donahue
J.           $0                                                                        $0
Christopher
Donahue
Thomas G.    $474.08                                                                   $198,000
Bigley
John T.      $474.08                                                                   $198,000
Conroy, Jr.
Nicholas P.  $474.08                                                                   $198,000
Constantakis
John F.      $430.98                                                                   $180,000
Cunningham
Peter E.     $430.98                                                                   $180,000
Madden
Charles F.   $474.08                                                                   $198,000
Mansfield,
Jr.
John E.      $574.65                                                                   $240,000
Murray, Jr.,
J.D., S.J.D.
Thomas M.    $430.98                                                                   $180,000
O'Neill
Marjorie P.  $430.98                                                                   $180,000
Smuts
John S.      $430.98                                                                   $180,000
Walsh
James F.     $430.98                                                                   $180,000
Will

**Officers do not receive any compensation from the Fund

COMMITTEES OF THE BOARDS

The following information relates to Federated Intermediate Municipal Trust a portfolio of Intermediate Municipal Trust, Federated Short-Intermediate Duration Municipal Trust, Alabama Municipal Cash Trust, Arizona Municipal Cash Trust, California Municipal Cash Trust, Connecticut Municipal Cash Trust, Federated Tax-Free Trust, Florida Municipal Cash Trust, Georgia Municipal Cash Trust, Maryland Municipal Cash Trust, Massachusetts Municipal Cash Trust, Michigan Municipal Cash Trust, Minnesota Municipal Cash Trust, New Jersey Municipal Cash Trust, New York Municipal Cash Trust, North Carolina Municipal Cash Trust, Ohio Municipal Cash Trust, Pennsylvania Municipal Cash Trust and Virginia Municipal Cash Trust all portfolios of Money Market Obligations Trust.

                                                                                                                          MEETINGS
     BOARD        COMMITTEE                                                                                               HELD
 COMMITTEE          MEMBERS                                      COMMITTEE FUNCTIONS                                      DURING
                                                                                                                          LAST
                                                                                                                          FISCAL
                                                                                                                          YEAR
EXECUTIVE      John F.          In between meetings of the full Board, the Executive Committee generally may exercise     Two
               Donahue          all the powers of the full Board in the management and direction of the business and
               John E.          conduct of the affairs of the Trust in such manner as the Executive Committee shall
               Murray, Jr.,     deem to be in the best interests of the Trust.  However, the Executive Committee
               J.D., S.J.D.     cannot elect or remove Board members, increase or decrease the number of Trustees,
               John S.          elect or remove any Officer, declare dividends, issue shares or recommend to
               Walsh            shareholders any action requiring shareholder approval.



AUDIT          Thomas G.        The purposes of the Audit Committee are to oversee the accounting and financial           Eight
               Bigley           reporting process of the Fund, the Fund's internal control over financial reporting,
               Nicholas P.      and the quality, integrity and independent audit of the Fund's financial statements.      All
               Constantakis     The Committee also oversees or assists the Board with the oversight of compliance         members of
               Charles F.       with legal requirements relating to those matters, approves the engagement and            the Audit
               Mansfield,       reviews the qualifications, independence and performance of the Fund's independent        Committee
               Jr.              registered public accounting firm, acts as a liaison between the independent              were
               John S.          registered public accounting firm and the Board and reviews the Fund's internal audit     present
               Walsh            function.                                                                                 for each
                                                                                                                          meeting.



NOMINATING     Thomas G.        The Nominating Committee, whose members consist of all Independent Trustees, selects      One
               Bigley           and nominates persons for election to the Fund's Board when vacancies occur. The
               John T.          Committee will consider candidates recommended by shareholders, Independent Trustees,
               Conroy, Jr.      officers or employees of any of the Fund's agents or service providers and counsel to
               Nicholas P.      the Fund. Any shareholder who desires to have an individual considered for nomination
               Constantakis     by the Committee must submit a recommendation in writing to the Secretary of the
               John F.          Fund, at the Fund's address appearing on the back cover of the Statement of
               Cunningham       Additional Information. The recommendation should include the name and address of
               Peter E.         both the shareholder and the candidate and detailed information concerning the
               Madden           candidate's qualifications and experience. In identifying and evaluating candidates
               Charles F.       for consideration, the Committee shall consider such factors as it deems appropriate.
               Mansfield,       Those factors will ordinarily include:  integrity, intelligence, collegiality,
               Jr.              judgment, diversity, skill, business and other experience, qualification as an
               John E.          "Independent Trustee," the existence of material relationships which may create the
               Murray, Jr.      appearance of a lack of independence, financial or accounting knowledge and
               Thomas M.        experience, and dedication and willingness to devote the time and attention necessary
               O'Neill          to fulfill Board responsibilities.
               Marjorie P.
               Smuts
               John S.
               Walsh
               James F.
               Will

The following information relates to Automated Cash Management Trust, Automated Government Money Trust, Federated Capital Reserves Fund, Federated Government Reserves Fund, Federated Master Trust, Federated Municipal Trust, Federated Short-Term U.S. Government Trust, Government Obligations Fund, Government Obligations Tax-Managed Fund, Liberty U.S. Government Money Market Trust, Liquid Cash Trust, Money Market Management, Municipal Obligations Fund, Prime Cash Obligations Fund, Prime Management Obligations Fund, Prime Obligations Fund, Prime Value Obligations Fund, Tax-Free Obligations Fund, Treasury Obligations Fund and Trust for U.S. Treasury Obligations, all portfolios of Money Market Management Trust.

                                                                                                                          MEETINGS
     BOARD        COMMITTEE                                                                                               HELD
 COMMITTEE          MEMBERS                                      COMMITTEE FUNCTIONS                                      DURING
                                                                                                                          LAST
                                                                                                                          FISCAL
                                                                                                                          YEAR
EXECUTIVE      John F.          In between meetings of the full Board, the Executive Committee generally may exercise     Two
               Donahue          all the powers of the full Board in the management and direction of the business and
               John E.          conduct of the affairs of the Trust in such manner as the Executive Committee shall
               Murray, Jr.,     deem to be in the best interests of the Trust.  However, the Executive Committee
               J.D., S.J.D.     cannot elect or remove Board members, increase or decrease the number of Trustees,
               John S.          elect or remove any Officer, declare dividends, issue shares or recommend to
               Walsh            shareholders any action requiring shareholder approval.



AUDIT          Thomas G.        The purposes of the Audit Committee are to oversee the accounting and financial           Seven
               Bigley           reporting process of the Funds, the Funds' internal control over financial reporting,
               Nicholas P.      and the quality, integrity and independent audit of the Funds' financial statements.      All
               Constantakis     The Committee also oversees or assists the Board with the oversight of compliance         members of
               Charles F.       with legal requirements relating to those matters, approves the engagement and            the Audit
               Mansfield,       reviews the qualifications, independence and performance of the Funds' independent        Committee
               Jr.              registered public accounting firm, acts as a liaison between the independent              were
               John S.          registered public accounting firm and the Board and reviews the Funds' internal audit     present
               Walsh            function.                                                                                 for each
                                                                                                                          meeting.



NOMINATING     Thomas G.        The Nominating Committee, whose members consist of all Independent Trustees, selects      One
               Bigley           and nominates persons for election to the Funds' Board when vacancies occur. The
               John T.          Committee will consider candidates recommended by shareholders, Independent Trustees,
               Conroy, Jr.      officers or employees of any of the Funds' agents or service providers and counsel to
               Nicholas P.      the Funds. Any shareholder who desires to have an individual considered for
               Constantakis     nomination by the Committee must submit a recommendation in writing to the Secretary
               John F.          of the Funds, at the Funds' address appearing on the back cover of the Statement of
               Cunningham       Additional Information. The recommendation should include the name and address of
               Peter E.         both the shareholder and the candidate and detailed information concerning the
               Madden           candidate's qualifications and experience. In identifying and evaluating candidates
               Charles F.       for consideration, the Committee shall consider such factors as it deems appropriate.
               Mansfield,       Those factors will ordinarily include:  integrity, intelligence, collegiality,
               Jr.              judgment, diversity, skill, business and other experience, qualification as an
               John E.          "Independent Trustee," the existence of material relationships which may create the
               Murray, Jr.      appearance of a lack of independence, financial or accounting knowledge and
               Thomas M.        experience, and dedication and willingness to devote the time and attention necessary
               O'Neill          to fulfill Board responsibilities.
               Marjorie P.
               Smuts
               John S.
               Walsh
               James F.
               Will

The following information relates to Automated Government Cash Reserves, Tax-Free Instruments Trust and U.S. Treasury Cash Reserves.

                                                                                                                          MEETINGS
     BOARD        COMMITTEE                                                                                               HELD
 COMMITTEE          MEMBERS                                      COMMITTEE FUNCTIONS                                      DURING
                                                                                                                          LAST
                                                                                                                          FISCAL
                                                                                                                          YEAR
EXECUTIVE      John F.          In between meetings of the full Board, the Executive Committee generally may exercise     None
               Donahue          all the powers of the full Board in the management and direction of the business and
               John E.          conduct of the affairs of the Trust in such manner as the Executive Committee shall
               Murray, Jr.,     deem to be in the best interests of the Trust.  However, the Executive Committee
               J.D., S.J.D.     cannot elect or remove Board members, increase or decrease the number of Trustees,
               John S.          elect or remove any Officer, declare dividends, issue shares or recommend to
               Walsh            shareholders any action requiring shareholder approval.



AUDIT          Thomas G.        The purposes of the Audit Committee are to oversee the accounting and financial           Eight
               Bigley           reporting process of the Funds, the Funds' internal control over financial reporting,
               Nicholas P.      and the quality, integrity and independent audit of the Funds' financial statements.      All
               Constantakis     The Committee also oversees or assists the Board with the oversight of compliance         members of
               Charles F.       with legal requirements relating to those matters, approves the engagement and            the Audit
               Mansfield,       reviews the qualifications, independence and performance of the Funds' independent        Committee
               Jr.              registered public accounting firm, acts as a liaison between the independent              were
               John S.          registered public accounting firm and the Board and reviews the Funds' internal audit     present
               Walsh            function.                                                                                 for each
                                                                                                                          meeting.



NOMINATING     Thomas G.        The Nominating Committee, whose members consist of all Independent Trustees, selects      One
               Bigley           and nominates persons for election to the Funds' Board when vacancies occur. The
               John T.          Committee will consider candidates recommended by shareholders, Independent Trustees,
               Conroy, Jr.      officers or employees of any of the Funds' agents or service providers and counsel to
               Nicholas P.      the Funds. Any shareholder who desires to have an individual considered for
               Constantakis     nomination by the Committee must submit a recommendation in writing to the Secretary
               John F.          of the Funds, at the Funds' address appearing on the back cover of the Statement of
               Cunningham       Additional Information. The recommendation should include the name and address of
               Peter E.         both the shareholder and the candidate and detailed information concerning the
               Madden           candidate's qualifications and experience. In identifying and evaluating candidates
               Charles F.       for consideration, the Committee shall consider such factors as it deems appropriate.
               Mansfield,       Those factors will ordinarily include:  integrity, intelligence, collegiality,
               Jr.              judgment, diversity, skill, business and other experience, qualification as an
               John E.          "Independent Trustee," the existence of material relationships which may create the
               Murray, Jr.      appearance of a lack of independence, financial or accounting knowledge and
               Thomas M.        experience, and dedication and willingness to devote the time and attention necessary
               O'Neill          to fulfill Board responsibilities.
               Marjorie P.
               Smuts
               John S.
               Walsh
               James F.
               Will

The Board has adopted a written charter for the Nominating Committee, a copy of which is attached as Exhibit A to this Proxy Statement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP is the independent registered public accounting firm for Federated Intermediate Municipal Trust, Federated Short-Intermediate Duration Municipal Trust, Alabama Municipal Cash Trust, Arizona Municipal Cash Trust, Automated Cash Management Trust, Automated Government Cash Reserves, Automated Government Money Trust, California Municipal Cash Trust, Connecticut Municipal Cash Trust, Federated Capital Reserves Fund, Federated Government Reserves Fund, Federated Master Trust, Federated Municipal Trust, Federated Short-Term U.S. Government Trust, Federated Tax-Fee Trust, Florida Municipal Cash Trust, Georgia Municipal Cash Trust, Liberty U.S. Government Money Market Trust, Liquid Cash Trust, Maryland Municipal Cash Trust, Massachusetts Municipal Cash Trust, Michigan Municipal Cash Trust, Minnesota Municipal Cash Trust, Money Market Management, New Jersey Municipal Cash Trust, New York Municipal Cash Trust, North Carolina Municipal Cash Trust, Ohio Municipal Cash Trust, Pennsylvania Municipal Cash Trust, Tax-Free Instruments Trust, Trust for U.S. Treasury Obligations, U.S. Treasury Cash Reserves and Virginia Municipal Cash Trust.

KPMG LLP is the independent registered public accounting firm for Government Obligations Fund, Government Obligations Tax Managed Fund, Municipal Obligations Fund, Prime Cash Obligations Fund, Prime Management Obligations Fund, Prime Obligations Fund, Prime Value Obligations Fund, Tax-Free Obligations Fund and Treasury Obligations Fund. On August 18, 2006, the Money Market Obligations Fund's Board, upon recommendation of the Audit Committee, and upon completion of the audit for July 31, 2006, appointed KPMG LLP (KPMG) as the above mentioned Fund's independent registered public accounting firm for the fiscal year ending July 31, 2007. On the same date, D&T declined to stand for re-election.

Representatives of Ernst & Young LLP or KPMG LLP are not expected to be present at the Special Meeting but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

FEES PAID TO INDEPENDENT AUDITORS
The aggregate fees paid to Ernst & Young LLP and/or KPMG LLP for professional services rendered by Ernst & Young LLP and/or KPMG LLP for the audit of the annual financial statements of the Funds and for other professional services for the fiscal year ended as indicated below were:

                     REGISTRANT                                  AUDIT RELATED FEES
                                                                                             ALL OTHER FEES
                                                      AUDIT FEES                    TAX FEES
FEDERATED INTERMEDIATE MUNICIPAL TRUST
05/31/2006                                             $19,395    $1,590             $0       $0
05/31/2007                                             $20,000    $0                 $0       $0
FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST
06/30/2006                                             $19,895    $ 81               $0       $0
06/30/2007                                             $21,000    $ 2,453            $0       $0
MONEY MARKET OBLIGATIONS TRUST 3/31 FYE
03/31/2006                                             $712,395   $14,888            $0       $22,593
03/31/2007                                             $718,485   $1,616             $0       $0
MONEY MARKET OBLIGATIONS TRUST 4/30 FYE
04/30/2006                                             $724,080   $14,888            $0       $22,593
04/30/2007                                             $703,300   $1,616             $0       $0
MONEY MARKET OBLIGATIONS TRUST 7/31 FYE
07/31/2006                                             $706,795   $5,147             $0       $22,593
07/31/2007                                             $718,400   $0                 $0       $0
MONEY MARKET OBLIGATIONS TRUST 10/31 FYE
10/31/2006                                             $717,880   $5,420             $0       $27,019
10/31/2007                                             $717,700   $0                 $0       $9,858

Audit Committee Policies regarding Pre-approval of Services.
The Audit Committee of each Board is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

Audit Fees
The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

Audit-Related Fees
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

Tax Fees
The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

All Other Fees
With respect to the provision of services other than audit, review or attest services, the pre-approval requirement is waived if: (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided; (2) such services were not recognized by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Trustees to whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other Services that it believes are routine and recurring services, and would not impair the independence of the auditor. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

Pre-Approval Policies
Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

There were no services provided to the Trusts' Advisor and any entity controlling, controlled by, or under common control with the Trusts' Adviser that provides ongoing services to the registrant that were approved by the Audit Committee for the last two fiscal years of each Trust.

Aggregate Non-Audit Fees

FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST

Non-Audit Fees billed to Federated Short-Intermediate Duration Municipal Trust, Federated Short-Intermediate Duration Municipal Trust's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2007 * $152,826
Fiscal year ended 2006 * $130,739

INTERMEDIATE MUNICIPAL TRUST

Non-Audit Fees billed to the Intermediate Municipal Trust, Intermediate Municipal Trust's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2007 * $178,265
Fiscal year ended 2006 * $85,977

MONEY MARKET OBLIGATIONS TRUST

Fiscal Year End March 31:
Non Audit Fees billed to Money Market Obligations Trust, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2007 * $184,390
Fiscal year ended 2006 * $172,481

Fiscal Year End April 30:
Non Audit Fees billed to Money Market Obligations Trust, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2007 * $181,773
Fiscal year ended 2006 * $176,690

Fiscal Year End July 31:
Non Audit Fees billed to Money Market Obligations Trust, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2007 * $153,372
Fiscal year ended 2006 * $228,759

Fiscal Year End October 31:
Non Audit Fees billed to Money Market Obligations Trust, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2007 * $199,256
Fiscal year ended 2006 * $271,574

The Trusts Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2*01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

SHARE OWNERSHIP

FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST
(FORMERLY, FEDERATED SHORT-TERM MUNICIPAL TRUST)

Officers and Trustees of the Trust own less than 1% of Federated Short-Intermediate Duration Municipal Trust's outstanding shares.

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Federated Short-Intermediate Duration Municipal
Trust: Hubco, Birmingham, AL, owned approximately 12,218,353 Shares (5.93%) and Charles Schwab & Co Inc, San Francisco, CA, owned approximately 58,613,599 Shares (28.43%).

INTERMEDIATE MUNICIPAL TRUST

Officers and Trustees of the Trust own less than 1% of Federated Intermediate Municipal Trust's outstanding shares.

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Federated Intermediate Municipal Trust: NFS LLC, Birmingham, AL, owned approximately 18,301,276 Shares (11.59%), Charles Schwab & Co, Inc, San Francisco, CA, owned approximately 19,165,783 Shares (12.14%) and Maril Co, Milwaukee, WI, owned approximately 22,025,951 Shares (13.95%).

MONEY MARKET OBLIGATIONS TRUST


Officers and Trustees of the Trust own less than 1% of the outstanding shares of each Fund that is part of Money Market Obligations Trust.

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Alabama Municipal Cash Trust: Wachovia Capital Markets, LLC, Charlotte, NC, owned approximately 17,855,339 Shares (6.12%), Goldman Sachs Global Cash Services Omnibus Accounts for Customers, Chicago, IL, owned approximately 23,968,386 Shares (8.21%), Wachovia Bank NA, Charlotte, NC, owned approximately 34,776,772 Shares (11.91%), Band & Co, Milwaukee, WI, owned approximately 34,841,537 Shares (11.94%), Kenneburt & Co, Birmingham, AL, owned approximately 38,454,587 Shares (13.17%), Morgan Keegan & Co, Inc., Memphis, TN, owned approximately 51,811,259 Shares (17.75%) and Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 53,450,260 Shares (18.31%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Arizona Municipal Cash Trust: National Bank of Arizona, Phoenix, AZ, owned approximately 6,152,132 Shares (5.50%), RBC Dain Rauscher Inc Exclusive Benefit of Customers, Minneapolis, MN, owned approximately 10,217,623 Shares (9.14%), Wells Fargo Institutional Brokerage Services, Minneapolis, MN, owned approximately 14,551,243 Shares (13.01%), Goldman Sachs Global Cash Services Omnibus Accounts for Customers, Chicago, IL, owned approximately 16,750,491 Shares (14.98%) and Pershing for Federated Money Fund Customers, Jersey City, NJ, owned approximately 52,504,978 Shares (46.96%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Automated Cash Management Trust: NFS, LLC, New York, NY, owned approximately 194,704,712 Shares (5.06%), First Clearing Corporation, Glen Allen, VA, owned approximately 459,111,343 Shares (11.93%), Primevest Financial Services, Inc, Saint Cloud, MN, owned approximately 466,485,934 Shares (12.12%), RBC Dain Rauscher Inc Exclusive Benefit of Customers, Minneapolis, MN, owned approximately 657,339,119 Shares (17.08%) and Stephens, Inc, Little Rock, AR, owned approximately 671,236,169 Shares (17.44%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Automated Government Cash Reserves: Stephens, Inc, Little Rock, AR, owned approximately 39,840,045 Shares (6.31%), Hare & Co, East Syracuse, NY, owned approximately 53,721,478 Shares (8.50%), Band & Co, Milwaukee, WI, owned approximately 87,929,104 Shares (13.92%), SEI Trust Company, Oaks, PA, owned approximately 118,219,921 Shares (18.72%) and First Clearing Corporation, Glen Allen, VA, owned approximately 175,653,638 Shares (27.81%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Automated Government Money Trust: Saxon & Co, Philadelphia, PA, owned approximately 37,227,378 Shares (5.15%), Board of Supervisors, Baton Rouge, LA, owned approximately 56,549,921 Shares (7.83%), First Clearing Corporation, Glen Allen, VA, owned approximately 95,900,115 Shares (13.28%) and Hare & Co, East Syracuse, NY, owned approximately 100,293,961 Shares (13.89%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of California Municipal Cash Trust: Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 147,936,977 Shares (5.16%), Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 153,249,786 Shares (5.34%), Stormcrew & Co, Quincy, MA, owned approximately 156,853,999 Shares (5.47%), Mercury & Co, Boston MA, owned approximately 167,893,927 Shares (5.85%), RBC Dain Rauscher Inc Exclusive Benefit of Customers, Minneapolis, MN, owned approximately 181,400,597 Shares (6.32%) and Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 413,225,728 Shares (14.40%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Connecticut Municipal Cash Trust: Goldman Sachs Global Cash Services Omnibus Accounts for Customers, Chicago, IL, owned approximately 15,969,912 Shares (6.50%), Hare & Co, East Syracuse, NY, owned approximately 48,531,857 Shares (19.75%) and Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 73,824,711 Shares (30.04%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Federated Capital Reserves Fund: Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 10,174,486,175 Shares (100%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Federated Government Reserves Fund: Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 1,073,514,605 Shares (9.82%) and Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 9,856,750,885 Shares (90.18%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Federated Master Trust: Wells Fargo Bank NA, Minneapolis, MN, owned approximately 28,229,310 Shares (11.03%), Banctrust, Brewton, AL, owned approximately 30,363,580 Shares (11.86%) and Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 48,249,743 Shares (18.85%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Federated Municipal Trust: Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 524,765,357 Shares (99.89%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Federated Short-Term U.S. Government Trust: Onedun, West Dundee, IL, owned approximately 50,524,677 Shares (21.71%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Federated Tax-Free Trust: Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 14,649,484 Shares (7.73%), Goldman Sachs Global Cash Services Omnibus Accounts for Customers, Chicago, IL, owned approximately 43,528,226 Shares (22.97%) and Perry Baker & Co, Westerly, RI, owned approximately 52,643,686 Shares (27.77%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Florida Municipal Cash Trust: RBC Dain Rauscher Inc Exclusive Benefit of Customers, Minneapolis, MN, owned approxiamtely 20,129,080 Shares (5.18%), Calhoun & Co, Detroit, MI, owned approximately 24,605,493 Shares (6.33%), NFLS LLC, New York, NY, owned approximately 31,653,304 Shares (8.14%), Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 62,996,489 Shares (16.21%), Southwest Securities, Inc, Dallas, TX, owned approximately 31,790,910 Shares (8.18%) and Mercury & Co, Boston, MA, owned approximately 49,497,365 Shares (12.74%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Georgia Municipal Cash Trust: Immucor Inc, Norcross, GA, owned approximately 60,673,171 Shares (6.73%), Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 94,186,167 Shares (10.44%) and National Financial Services LLC, New York, NY owned approximately 355,567,284 Shares (39.42%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Government Obligations Fund: Federated Kaufmann Fund, Boston, MA, owned approximately 1,578,610,472 Shares (6.03%) and Hare & Co, East Syracuse, NY, owned approximately 1,781,013,213 Shares (6.81%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Government Obligations Tax-Managed Fund: Banc of America Securities LLC, Charlotte, NC, owned approximately 462,835,875 Shares (6.40%) and Bancfirst, Oklahoma City, OK, owned approximately 563,597,300 Shares (7.79%).

      There were no shareholders to the knowledge of management, who owned more than 5% of the outstanding shares of Liberty U.S. Government Money Market Trust:

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Liquid Cash Trust: Treasury Department Federal Credit Union, Washing , DC, owned approximately 5,516,188 Shares (5.00%), Athens Federal Community Bank, Athens, TN, owned approximately 5,851,815 Shares (5.30%), IDB-IIC Federal Credit Union, Washington, DC, owned approximately 10,952,947 Shares (9.93%), Elmira Savings Bank, Elmira, NY, owned approximately 12,000,000 Shares (10.88%), Chartway Federal Credit Union, Virginia Beach, VA, owned approximately 15,000,000 Shares (13.60%) and United Labor Bank, Oakland, CA, owned approximately 25,000,000 Shares (22.66%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Maryland Municipal Cash Trust: SEI Trust Company, Oaks, PA, owned approximately 6,957,109 Shares (5.13%), Clearview Correspondent Services, LLC, Richmond, VA, owned approximately 9,517,486 Shares (7.02%), Wilbranch & Company, Wilson, NC, owned approximately 9,626,542 Shares (7.10%), Cardinal Trust & Investments, McLean, VA, owned approximately 12,272,366 Shares (9.05%), First Clearing Corporation, Glen Allen, VA, owned approximately 24,627,879 Shares (18.17%) and Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 40,525,008 Shares (29.89%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Massachusetts Municipal Cash Trust: First Clearing Corporation, Glen Allen, VA, 21,807,292 Shares (6.53%), Saxon & Co, Philadelphia, PA, owned approximately 22,255,616 Shares (6.66%), BDG & Co, Boston, MA, owned approximately 27,684,481 Shares (8.29%) and Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 31,041,407 Shares (9.29%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Michigan Municipal Cash Trust: Comerica Bank, Detroit, MI, owned approximately 23,246,030 Shares (6.40%), Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 24,283,775 Shares (6.68%), Comerica Bank, Detroit, MI, owned approximately 38,884,828 Shares (10.70%), Laba & Co, Chicago, IL, owned approximately 42,147,299 Shares (11.60%), Calhoun & Co, Detroit, MI, owned approximately 54,979,638 Shares (15.13%), Linsco, San Diego, CA, owned approximately 55,647,477 Shares (15.31%) and Cary & Co, Columbus, OH, owned approximately 75,225,776 Shares (20.70%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Minnesota Municipal Cash Trust: Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 24,135,966 Shares (5.11%), SEI Private Trust Company, Oaks, PA, owned approximately 26,039,534 Shares (5.51%), Band & Co, Milwaukee, WI, owned approximately 114,811,680 Shares (24.30%) and US Trust Technology & Support Services Inc, Jersey City, NJ, owned approximately 147,785,937 Shares (31.28%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Money Market Management: Federated Investment Management Co, Pittsburgh, PA, owned approximately 15,000,000 Shares (28.43%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Municipal Obligations Fund: Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 325,286,281 Shares (5.94%), Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 796,890,703 Shares (14.55%) and Wells Fargo Institutional Brokerage Services, Minneapolis, MN, owned approximately 653,021,625 Shares (11.92%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of New Jersey Municipal Cash Trust: Tellson, & Co, Gladstone, NJ, owned approximately 27,119,720 Shares (5.18%), Linsco, San Diego, CA, owned approximately 32,533,811 Shares (6.22%), RBC Dain Rauscher Inc Exclusive Benefit of Customers, Minneapolis, MN, owned approximately 39,980,516 Shares (7.64%), First Clearing Corporation, Glen Allen, VA, owned approximately 43,476,908 Shares (8.31%), Bank of America, Dallas, TX, owned approximately 96,592,130 Shares (18.47%) and Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 120,152,433 Shares (22.97%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of New York Municipal Cash Trust: Naidot & Co, Woodbridge, NJ, owned approximately 76,409,700 Shares (5.09%), Hare & Co, East Syracuse, NY, owned approximately 79,971,020 Shares (5.33%), Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 190,131,920 Shares (12.66%) and Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 212,798,059 Shares (14.17%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of North Carolina Municipal Cash Trust: National Financial Services LLC FBO Customers, New York, NY, owned approximately 30,841,145 Shares (8.76%), Goldman Sachs Global Cash Services Omnibus Accounts for Customers, Chicago, IL, owned approximately 35,079,122 Shares (9.96%), Clearview Correspondent Services LLC, Richmond, VA, owned approximately 41,200,907 Shares (11.70%), Wilbranch & Co, Wilson, NC, owned approximately 53,868,914 Shares (15.29%) and Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 129,849,608 Shares (36.86%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Ohio Municipal Cash Trust: Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 18,510,687 Shares (5.37%), First Clearing Corporation, Glen Allen, VA, owned approximately 20,365,994 Shares (5.91%), PANABCO, Newark, OH, owned approximately 22,170,617 Shares (6.43%), Firstmerit Bank NA, Akron, OH, owned approximately 24,180,318 Shares (7.01%), Milards & Co, Oaks, PA, owned approximately 28,019,070 Shares (8.12%) and Band & Co, Milwaukee, WI, owned approximately 108.728,092 Shares (31.53%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Pennsylvania Municipal Cash Trust: Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 34,818,777 Shares (6.35%), Univest & Company, Souderton, PA, owned approximately 35,295,685 Shares (6.44%), Lehman Brothers Inc, Jersey City, NJ, owned approximately 40,656,728 Shares (7.42%) and The Haverford Trust Co, Radnor, PA, owned approximately 45,238,866 Shares (8.25%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Prime Cash Obligations Fund: Wells Fargo Institutional Brokerage Services, Minneapolis, MN, owned approximately 614,616,633 Shares (5.55%) and Hare & Co, East Syracuse, NY, owned approximately 621,877,210 Shares (5.61%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Prime Management Obligations Fund: Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 253,519,942 Shares (6.96%), Silicon Valley Bank, Santa Clara, CA, owned approximately 500,800,747 Shares (13.75%), Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 840,931,630 Shares (23.09%) and Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 1,158,357,390 Shares (31.81%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Prime Obligations Fund: Hare & Co, East Syracuse, NY, owned approximately 1,484,878,210 Shares (5.80%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Prime Value Obligations Fund: Federated Kaufmann Fund, Boston, MA, owned approximately 816,355,313 Shares (5.47%), Federated Market Opportunity Fund, New York, NY, owned approximately 838,924,971 Shares (5.62%) and US Bank NA, Milwaukee, WI, owned approximately 2,654,794,366 Shares (17.80%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Tax-Free Instruments Trust: Stock Yards Bank & Trust Co, Louisville, KY, owned approximately 31,981,333 Shares (7.55%), Stephens Inc, Omnibus Account, Little Rock, AR, owned approximately 56,554,730 Shares (13.34%), SEI Trust Company, Oaks, PA, owned approximately 87,867,588 Shares (20.73%) and Turtle & Co, Boston, MA, owned approximately 100,319,207 Shares (23.67%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Tax-Free Obligations Fund: Citigroup Global Markets Inc, New York, NY, owned approximately 776,096,214 Shares (6.01%), US Trust Technology & Support Services Inc, Jersey City, NJ, owned approximately 863,170,612 Shares (6.69%), Goldman Sachs Global Cash Services Omnibus Account for its Customers, Chicago, IL, owned approximately 936,905,074 Shares (7.26%) and Naidot & Co, Woodbridge, NJ, owned approximately 1,375,941,327 Shares (10.66%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Treasury Obligations Fund: SEI Trust Company, Oaks, PA, owned approximately 1,550,000,000 Shares (5.80%), Hare & Co, East Syracuse, NY, owned approximately 1,704,890,666 Shares (6.38%) and Hare & Co, East Syracuse, NY, owned approximately 4,355,710,421 Shares (16.31%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Trust for U.S. Treasury Obligations: Cobb & Co, Hickory Hills, IL, owned approximately 27,508,845 Shares (5.15%), Renasant Bank, Tupelo, MS, owned approximately 30,079,775 Shares (5.63%) and Naidot & Co, Woodbridge, NJ, owned approximately 70,405,822 Shares (13.18%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of U.S. Treasury Cash Reserves: Hare & Co, East Syracuse, NY, owned approximately 546,248,777 Shares (8.41%) and Banc of America Securities LLC, Charlotte, NC, owned approximately 743,331,031 Shares (11.44%).

      The following persons owned to the knowledge of management, more than 5% of the outstanding shares of Virginia Municipal Cash Trust : Wilbranch & Co, Atlanta, GA, owned approximately 47,131,672 Shares (6.62%), Lehman Brothers Inc, Jersey City, NJ, owned approximately 56,522,016 Shares (7.94%), Pershing for Federated Money Fund Customers, Jersey City, NJ owned approximately 58,040,266 Shares (8.15%), Sunset Bank Cash Sweep, Atlanta, GA, owned approximately 68,780,947 Shares (9.66%), Davenprot & Company LLC, for Benefit of Customers, Richmond, VA, owned approximately 106,079,916 Shares (14.90%) and Clearview Correspondent Service, LLC, Richmond, VA, owned approximately 154,503,360 Shares (21.70%)

             OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Trusts are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to: 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trusts.

 SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.

                                              By Order of the Board of Trustees,

                                                           /s/ John W. McGoingle
                                                               John W. McGonigle
                                                                       Secretary

Date: January 28, 2008

                                   EXHIBIT A



                                FEDERATED FUNDS

                          NOMINATING COMMITTEE CHARTER

         The Nominating Committee (the "Committee") of each fund which adopts this charter (the "Fund") shall be composed solely of Directors or Trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") and who are "independent" as defined in the New York Stock Exchange Listing Standards (individually, an "Independent Trustee" and collectively the "Independent Trustees"). The Board of the Fund shall appoint the members of the Committee and, unless otherwise determined by the Board, the members of the Nominating Committee shall consist of all Independent Trustees. Unless otherwise determined by the Committee, the Chairman of the Independent Trustees shall serve as chair of the Committee.

         Meetings. Meetings of the Committee shall be held at such times and places as determined from time to time by the Chair of the Committee, but not less frequently than annually. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may meet by telephone and may act by unanimous written consent. The Committee may adopt such rules, procedures or policies as it deems appropriate from time to time to facilitate the conduct of its business.

         Responsibilities. The Committee shall select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated, which nominees shall be presented to the Board for election, or nomination for election by shareholders, as the case may be. The Committee will consider recommendations from Independent Trustees, officers or employees of any of the Fund's agents or service providers, counsel to the Fund or shareholders of the Fund. Any person wishing to recommend an individual for consideration should address such request to the Secretary of the Fund and include detailed information concerning the candidate's qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. These factors ordinarily will include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an "Independent Trustee," the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board Responsibilities.

         Miscellaneous. The Committee shall have the power, in its discretion, to a) retain and compensate search firms, b) approve the compensation of members of the Committee and c) engage and compensate such other advisers as it deems appropriate.

             FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST
                (FORMERLY, FEDERATED SHORT-TERM MUNICIPAL TRUST)
                          INTERMEDIATE MUNICIPAL TRUST
                         MONEY MARKET OBLIGATIONS TRUST

INVESTMENT ADVISER

FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

DISTRIBUTOR

FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

37948 (01/08)

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                SHAREHOLDER MEETING TO BE HELD ON MARCH 18, 2008




                               FEDERATED INVESTORS
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000

The control number below will allow you to access proxy information for all investments connected with this Meeting.

YOUR PROXY CONTROL NUMBER


                                                                January 29, 2008
 Dear Valued Shareholder,

 This  communication  presents  only  an  overview  of  the  more complete proxy materials that are available to you on the Internet and by other means described below. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials available to you include a proxy statement, a proxy card and a summary of shareholder meeting information. The PROXY STATEMENT is available at WWW.PROXYONLINE.COM.

 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before March 11th to facilitate timely delivery.

 The Special Meeting of Shareholders on March 18, 2008 at 2:00 p.m. Eastern Time will be held at the address above. That Meeting will be held for the following purposes:

    1.To elect five (5) Trustees of the Trust; and 2.To transact such other business as may properly come before the meeting or any adjournment thereof.

 You may attend the Meeting and vote your shares at that time. If you cannot attend or do not wish to attend the Meeting, please obtain proxy materials via one of the methods listed below and cast your vote promptly so that your shares may be represented.

 Thank you in advance for your participation.

 Sincerely,




 John W. McGonigle
 Secretary

 All proxy materials including the proxy statement can be obtained using one of the methods listed below.


INTERNET
Log-on to the secure voting site WWW.PROXYONLINE.COM using the control number listed above. There you may review the proxy material, request a hard copy of the material and/or enter your voting instructions. There you may also indicate your instructions to receive all future proxy material from this issuer via mail or e-mail.


E-MAIL

To request a copy of the proxy material send an e-mail with your CONTROL NUMBER in the subject line to:
MAILPROXY@PROXYONLINE.COM
(to receive hard copies via the mail) OR EMAILPROXY@PROXYONLINE.COM
(to receive electronic copies via e-mail).
To elect either method above for all future proxy material from this issuer please type "PERMANENT REQUEST" in the body of the email.

PHONE
Call toll-free 1-866-416-0559 and reference the control number listed above to request a copy of the proxy materials. Proxy representatives will be ready to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.



 SHAREHOLDER PRIVACY: Please note that no personal information other than the control number listed above is required to request proxy materials and/or issue your proxy voting instructions.

 If you have any questions about obtaining proxy materials, please contact us at
 the number above.                                           Federated Notice 1-
 15-08





 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                SHAREHOLDER MEETING TO BE HELD ON MARCH 18, 2008>

NOTE: THIS PROXY MAILING PERTAINS TO YOUR INVESTMENT AT BERNSTEIN GLOBAL WEALTH MANAGEMENT, A UNIT OF ALLIANCEBERNSTEIN, L.P.

                               FEDERATED INVESTORS
                                5800 Corporate Drive
                            Pittsburgh, PA 15237-7000

 The control number below will allow you to access proxy information for all investments connected with this Meeting.

YOUR PROXY CONTROL NUMBER


                                                                January 29, 2008
 Dear Valued Shareholder,

 This  communication  presents  only  an  overview  of  the  more complete proxy materials that are available to you on the Internet and by other means described below. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials available to you include a proxy statement, a proxy card and a summary of shareholder meeting information. The PROXY STATEMENT is available at WWW.PROXYONLINE.COM.

 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before March 11th to facilitate timely delivery.

 The Special Meeting of Shareholders on March 18, 2008 at 2:00 p.m. Eastern Time will be held at the address above. That Meeting will be held for the following purposes:

    1.To elect five (5) Trustees of the Trust; and 2.To transact such other business as may properly come before the meeting or any adjournment thereof.

 You may attend the Meeting and vote your shares at that time. If you cannot attend or do not wish to attend the Meeting, please obtain proxy materials via one of the methods listed below and cast your vote promptly so that your shares may be represented.

 Thank you in advance for your participation.

 All proxy materials including the proxy statement can be obtained using one of the methods listed below.


INTERNET
Log-on to the secure voting site WWW.PROXYONLINE.COM using the control number listed above. There you may review the proxy material, request a hard copy of the material and/or enter your voting instructions. There you may also indicate your instructions to receive all future proxy material from this issuer via mail or e-mail.

E-MAIL
To request a copy of the proxy material send an e-mail with your CONTROL NUMBER in the subject line to:
MAILPROXY@PROXYONLINE.COM
(to receive hard copies via the mail) OR EMAILPROXY@PROXYONLINE.COM
(to receive electronic copies via e-mail).
To elect either method above for all future proxy material from this issuer please type "PERMANENT REQUEST" in the body of the email.


PHONE
Call toll-free 1-866-416-0559 and reference the control number listed above to request a copy of the proxy materials. Proxy representatives will be ready to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.



 SHAREHOLDER PRIVACY: Please note that no personal information other than the control number listed above is required to request proxy materials and/or issue your proxy voting instructions.

 If you have any questions about obtaining proxy materials, please contact us at the number above.



               FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST
                  (FORMERLY, FEDERATED SHORT-TERM MUNICIPAL TRUST)
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                 MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.


                                        THIS  PROXY IS SOLICITED ON BEHALF OF
                                        THE BOARD  OF  TRUSTEES  OF  THE  TRUST.
                                        THIS PROXY, WHEN PROPERLY EXECUTED, WILL
                                        BE  VOTED IN THE MANNER DIRECTED BY  THE
                                        UNDERSIGNED    SHAREHOLDER.     IF    NO
                                        DIRECTION  IS  MADE,  THIS PROXY WILL BE
                                        VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

             FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST
                (FORMERLY, FEDERATED SHORT-TERM MUNICIPAL TRUST)
           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE THE 12-DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO   WWW.PROXYONLINE.COM  AND  ENTER THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.





Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST
(FORMERLY, FEDERATED SHORT-TERM MUNICIPAL TRUST)
                                                   CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)






Shareholder sign here


Joint owner sign here


Date:



                      FEDERATED INTERMEDIATE MUNICIPAL TRUST
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                 MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF INTERMEDIATE MUNICIPAL TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.


                                        THIS  PROXY IS SOLICITED ON BEHALF OF
                                        THE BOARD  OF  TRUSTEES  OF  THE  TRUST.
                                        THIS PROXY, WHEN PROPERLY EXECUTED, WILL
                                        BE  VOTED IN THE MANNER DIRECTED BY  THE
                                        UNDERSIGNED    SHAREHOLDER.     IF    NO
                                        DIRECTION  IS  MADE,  THIS PROXY WILL BE
                                        VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                    FEDERATED INTERMEDIATE MUNICIPAL TRUST
           Proxy for Special Meeting of Shareholders - March 18, 2008

                  VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE THE 12-DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO   WWW.PROXYONLINE.COM  AND  ENTER THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.





Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.







   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.

             FEDERATED INTERMEDIATE MUNICIPAL TRUST CONTROL NUMBER

                                 123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)



Shareholder sign here


Joint owner sign here


Date:




                                          ALABAMA MUNICIPAL CASH TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.


                                        THIS  PROXY IS SOLICITED ON BEHALF OF
                                        THE BOARD  OF  TRUSTEES  OF  THE  TRUST.
                                        THIS PROXY, WHEN PROPERLY EXECUTED, WILL
                                        BE  VOTED IN THE MANNER DIRECTED BY  THE
                                        UNDERSIGNED    SHAREHOLDER.     IF    NO
                                        DIRECTION  IS  MADE,  THIS PROXY WILL BE
                                        VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                          ALABAMA MUNICIPAL CASH TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE THE 12-DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO   WWW.PROXYONLINE.COM  AND  ENTER THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.





Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.






   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


ALABAMA MUNICIPAL CASH TRUST                 CONTROL NUMBER

                                  123456789123<


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)




Shareholder sign here


Joint owner sign here


Date:




                                          ARIZONA MUNICIPAL CASH TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.


                                        THIS  PROXY IS SOLICITED ON BEHALF OF
                                        THE BOARD  OF  TRUSTEES  OF  THE  TRUST.
                                        THIS PROXY, WHEN PROPERLY EXECUTED, WILL
                                        BE  VOTED IN THE MANNER DIRECTED BY  THE
                                        UNDERSIGNED    SHAREHOLDER.     IF    NO
                                        DIRECTION  IS  MADE,  THIS PROXY WILL BE
                                        VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                          ARIZONA MUNICIPAL CASH TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE THE 12-DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO   WWW.PROXYONLINE.COM  AND  ENTER THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.





Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.






   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


ARIZONA MUNICIPAL CASH TRUST                 CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)




Shareholder sign here


Joint owner sign here


Date:





                                        AUTOMATED CASH MANAGEMENT TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.


                                        THIS  PROXY IS SOLICITED ON BEHALF OF
                                        THE BOARD  OF  TRUSTEES  OF  THE  TRUST.
                                        THIS PROXY, WHEN PROPERLY EXECUTED, WILL
                                        BE  VOTED IN THE MANNER DIRECTED BY  THE
                                        UNDERSIGNED    SHAREHOLDER.     IF    NO
                                        DIRECTION  IS  MADE,  THIS PROXY WILL BE
                                        VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                        AUTOMATED CASH MANAGEMENT TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE THE 12-DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO   WWW.PROXYONLINE.COM  AND  ENTER THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.





Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.





   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


AUTOMATED CASH MANAGEMENT TRUST                     CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)



Shareholder sign here


Joint owner sign here


Date:




                                       AUTOMATED GOVERNMENT CASH RESERVES
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.


                                        THIS  PROXY IS SOLICITED ON BEHALF OF
                                        THE BOARD  OF  TRUSTEES  OF  THE  TRUST.
                                        THIS PROXY, WHEN PROPERLY EXECUTED, WILL
                                        BE  VOTED IN THE MANNER DIRECTED BY  THE
                                        UNDERSIGNED    SHAREHOLDER.     IF    NO
                                        DIRECTION  IS  MADE,  THIS PROXY WILL BE
                                        VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                       AUTOMATED GOVERNMENT CASH RESERVES

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE THE 12-DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO   WWW.PROXYONLINE.COM  AND  ENTER THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.





Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.








   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


AUTOMATED GOVERNMENT CASH RESERVES           CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)




Shareholder sign here


Joint owner sign here


Date:




                                        AUTOMATED GOVERNMENT MONEY TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.


                                        THIS  PROXY IS SOLICITED ON BEHALF OF
                                        THE BOARD  OF  TRUSTEES  OF  THE  TRUST.
                                        THIS PROXY, WHEN PROPERLY EXECUTED, WILL
                                        BE  VOTED IN THE MANNER DIRECTED BY  THE
                                        UNDERSIGNED    SHAREHOLDER.     IF    NO
                                        DIRECTION  IS  MADE,  THIS PROXY WILL BE
                                        VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                        AUTOMATED GOVERNMENT MONEY TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE THE 12-DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO   WWW.PROXYONLINE.COM  AND  ENTER THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.





Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.






   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


AUTOMATED GOVERNMENT MONEY TRUST             CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)




Shareholder sign here


Joint owner sign here


Date:




                                        CALIFORNIA MUNICIPAL CASH TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.


                                        THIS  PROXY IS SOLICITED ON BEHALF OF
                                        THE BOARD  OF  TRUSTEES  OF  THE  TRUST.
                                        THIS PROXY, WHEN PROPERLY EXECUTED, WILL
                                        BE  VOTED IN THE MANNER DIRECTED BY  THE
                                        UNDERSIGNED    SHAREHOLDER.     IF    NO
                                        DIRECTION  IS  MADE,  THIS PROXY WILL BE
                                        VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                        CALIFORNIA MUNICIPAL CASH TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE THE 12-DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO   WWW.PROXYONLINE.COM  AND  ENTER THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.





Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.






   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


CALIFORNIA MUNICIPAL CASH TRUST              CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)

Endnotes




Shareholder sign here


Joint owner sign here


Date:




                                        CONNECTICUT MUNICIPAL CASH TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                        CONNECTICUT MUNICIPAL CASH TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:









   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


CONNECTICUT MUNICIPAL CASH TRUST                    CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)



                                        FEDERATED CAPITAL RESERVES FUND
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                        FEDERATED CAPITAL RESERVES FUND

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:









   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


FEDERATED CAPITAL RESERVES FUND              CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                             FEDERATED MASTER TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                             FEDERATED MASTER TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:









   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


FEDERATED MASTER TRUST                              CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                           FEDERATED MUNICIPAL TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                           FEDERATED MUNICIPAL TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:








   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


FEDERATED MUNICIPAL TRUST                           CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                   FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                   FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:









   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST          CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)




                                            FEDERATED TAX-FREE TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                            FEDERATED TAX-FREE TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:







   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


FEDERATED TAX-FREE TRUST                            CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                          FLORIDA MUNICIPAL CASH TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                          FLORIDA MUNICIPAL CASH TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:









   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


FLORIDA MUNICIPAL CASH TRUST                        CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                          GEORGIA MUNICIPAL CASH TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                          GEORGIA MUNICIPAL CASH TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:







   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


GEORGIA MUNICIPAL CASH TRUST                 CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                          GOVERNMENT OBLIGATIONS FUND
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                          GOVERNMENT OBLIGATIONS FUND

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:







   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


GOVERNMENT OBLIGATIONS FUND                  CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                    GOVERNMENT OBLIGATIONS TAX-MANAGED FUND
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                    GOVERNMENT OBLIGATIONS TAX-MANAGED FUND

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:









   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


GOVERNMENT OBLIGATIONS TAX-MANAGED FUND      CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                   LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                   LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:








   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST          CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                               LIQUID CASH TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                               LIQUID CASH TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:









   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


LIQUID CASH TRUST                                   CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                         MARYLAND MUNICIPAL CASH TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                         MARYLAND MUNICIPAL CASH TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:










   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


MARYLAND MUNICIPAL CASH TRUST                CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                       MASSACHUSETTS MUNICIPAL CASH TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                       MASSACHUSETTS MUNICIPAL CASH TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:








   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


MASSACHUSETTS MUNICIPAL CASH TRUST                  CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                         MICHIGAN MUNICIPAL CASH TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                         MICHIGAN MUNICIPAL CASH TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:








   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


MICHIGAN MUNICIPAL CASH TRUST                CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                         MINNESOTA MUNICIPAL CASH TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                         MINNESOTA MUNICIPAL CASH TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:









   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


MINNESOTA MUNICIPAL CASH TRUST               CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                            MONEY MARKET MANAGEMENT
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                            MONEY MARKET MANAGEMENT

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:










   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


MONEY MARKET MANAGEMENT                             CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                           MUNICIPAL OBLIGATIONS FUND
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                           MUNICIPAL OBLIGATIONS FUND

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:









   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


MUNICIPAL OBLIGATIONS FUND                          CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                        NEW JERSEY MUNICIPAL CASH TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                        NEW JERSEY MUNICIPAL CASH TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:









   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


NEW JERSEY MUNICIPAL CASH TRUST              CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                         NEW YORK MUNICIPAL CASH TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                         NEW YORK MUNICIPAL CASH TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:







   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


NEW YORK MUNICIPAL CASH TRUST                CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                      NORTH CAROLINA MUNICIPAL CASH TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                      NORTH CAROLINA MUNICIPAL CASH TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:









   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


NORTH CAROLINA MUNICIPAL CASH TRUST                 CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                           OHIO MUNICIPAL CASH TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                           OHIO MUNICIPAL CASH TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:








   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


OHIO MUNICIPAL CASH TRUST                           CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                       PENNSYLVANIA MUNICIPAL CASH TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                       PENNSYLVANIA MUNICIPAL CASH TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:







   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


PENNSYLVANIA MUNICIPAL CASH TRUST                   CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                          PRIME CASH OBLIGATIONS FUND
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                          PRIME CASH OBLIGATIONS FUND

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:








   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


PRIME CASH OBLIGATIONS FUND                  CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                       PRIME MANAGEMENT OBLIGATIONS FUND
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                       PRIME MANAGEMENT OBLIGATIONS FUND

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:








   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


PRIME MANAGEMENT OBLIGATIONS FUND                   CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                             PRIME OBLIGATIONS FUND
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                             PRIME OBLIGATIONS FUND

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:








   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


PRIME OBLIGATIONS FUND                              CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                          PRIME VALUE OBLIGATIONS FUND
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                          PRIME VALUE OBLIGATIONS FUND

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:








   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


PRIME VALUE OBLIGATIONS FUND                 CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                           TAX-FREE INSTRUMENTS TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                           TAX-FREE INSTRUMENTS TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:








   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


TAX-FREE INSTRUMENTS TRUST                          CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                           TAX-FREE OBLIGATIONS FUND
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                           TAX-FREE OBLIGATIONS FUND

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:









   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


TAX-FREE OBLIGATIONS FUND                           CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                           TREASURY OBLIGATIONS FUND
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                           TREASURY OBLIGATIONS FUND

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:








   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


TREASURY OBLIGATIONS FUND                           CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                          U.S. TREASURY CASH RESERVES
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                          U.S. TREASURY CASH RESERVES

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:








   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


U.S. TREASURY CASH RESERVES                  CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                       FEDERATED GOVERNMENT RESERVES FUND
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                       FEDERATED GOVERNMENT RESERVES FUND

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:







   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


FEDERATED GOVERNMENT RESERVES FUND                  CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                      TRUST FOR U.S. TREASURY OBLIGATIONS
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                      TRUST FOR U.S. TREASURY OBLIGATIONS
           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:









   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.

TRUST FOR U.S. TREASURY OBLIGATIONS                       CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)


                                         VIRGINIA MUNICIPAL CASH TRUST
                                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                MARCH 18, 2008




KNOW ALL PERSONS BY THESE PRESENTS THAT THE UNDERSIGNED SHAREHOLDER OF THE ABOVE REFERENCED FUND (THE "FUND"), A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST (THE "TRUST"), HEREBY DESIGNATE AND APPOINT GAIL C. JONES, SUZANNE W. LAND, MAUREEN
A. FERGUSON, TARA RAPOSA AND HEIDI LOEFFERT, AS PROXIES TO ACT AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 18, 2008 AT 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000, AT 2:00 P.M. (EASTERN
TIME) AND AT ANY ADJOURNMENT THEREOF.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.







           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                         VIRGINIA MUNICIPAL CASH TRUST

           Proxy for Special Meeting of Shareholders - March 18, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!

CALL:    TO VOTE YOUR PROXY BY PHONE, CALL
         1-866-416-0559 AND PROVIDE  THE   12-DIGIT  CONTROL NUMBER FOUND ON THE
         REVERSE SIDE OF THIS PROXY CARD.

LLOG-ON: TO VOTE ON THE INTERNET GO TO  WWW.PROXYONLINE.COM  AND  ENTER  THE 12-
         DIGIT CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.

MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




Shareholder sign here


Joint owner sign here


Date:








   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                    IMPORTANT.


VIRGINIA MUNICIPAL CASH TRUST                CONTROL NUMBER

                                  123456789123


                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL TRUSTEES.






                                   FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: *
--------------------------------------------------------------------------------
TO VOTE FOR ALL TRUSTEES IN THE SAME MANNER PLEASE SELECT A BOX BELOW:

                                                       FOR ALL     ABSTAIN ALL
                                                      {square}       {square}
--------------------------------------------------------------------------------
To vote individually for each Trustee please use the boxes below:

                                                         FOR         ABSTAIN
Nicholas P. Constantakis                              {square}       {square}
J. Christopher Donahue                                {square}       {square}
R. James Nicholson                                    {square}       {square}
Thomas M. O'Neill                                     {square}       {square}
James F. Will                                         {square}       {square}


(BARCODE HERE)                  (TAGID HERE)                      (CUSIP
HERE)